                                                     1933 ACT FILE NO. 333-68721
                                                     1940 ACT FILE NO. 811-09157

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-2

                             REGISTRATION STATEMENT
                       UNDER THE SECURITIES ACT OF 1933                      /X/

                         PRE-EFFECTIVE AMENDMENT NO. 1                       /X/

                          POST-EFFECTIVE AMENDMENT NO.                       / /
                                     AND/OR
                        REGISTRATION STATEMENT UNDER THE
                        INVESTMENT COMPANY ACT OF 1940                       /X/

                                AMENDMENT NO. 1                              /X/
                        (CHECK APPROPRIATE BOX OR BOXES)


                  Eaton Vance California Municipal Income Trust
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                 24 Federal Street, Boston, Massachusetts 02110
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (617) 482-8260
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 ALAN R. DYNNER
                 24 FEDERAL STREET, BOSTON, MASSACHUSETTS 02110
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                    COPY TO:

MARK P. GOSHKO, ESQ.                             THOMAS A. HALE, ESQ.
KIRKPATRICK & LOCKHART LLP                       SKADDEN, ARPS, SLATE, MEAGHER
ONE INTERNATIONAL PLACE                              & FLOM LLP (ILLINOIS)
BOSTON, MASSACHUSETTS 02110                      333 WACKER DRIVE
                                                 CHICAGO, ILLINOIS 60606

         Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

         If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. / /

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933


---------------------------------------------- ---------------- ------------------- ---------------------- ---------------

                                                                     PROPOSED           PROPOSED
                                                   AMOUNT            MAXIMUM            MAXIMUM            AMOUNT OF
             TITLE OF SECURITIES                    BEING         OFFERING PRICE       AGGREGATE(2)       REGISTRATION
              BEING REGISTERED                  REGISTERED(2)      PER UNIT(1)       OFFERING PRICE(1)      FEE(1)(2)
---------------------------------------------- ---------------- ------------------- ---------------------- ---------------
Common Shares of Beneficial Interest             7,500,000            $15.00            $112,500,000        $31,275*
---------------------------------------------- ---------------- ------------------- ---------------------- ---------------

*$11,120 has been previously paid.

(1) Estimated solely for the purpose of calculating the registration fee.

(2) Includes 978,261 shares which may be offered by the Underwriters pursuant to an option to cover over-allotments.

                  EATON VANCE CALIFORNIA MUNICIPAL INCOME TRUST

                              CROSS REFERENCE SHEET

                           ITEMS REQUIRED BY FORM N-2

PART A
ITEM NO.                   ITEM CAPTION                                            PROSPECTUS CAPTION

  1.....................   Outside Front Cover                              Front Cover Page
  2.....................   Inside Front and Outside Back Cover Page         Front  and Back Cover Page
  3.....................   Fee Table and Synopsis                           Prospectus Summary; Trust Expenses
  4.....................   Financial Highlights                             Not Applicable
  5.....................   Plan of Distribution                             Front Cover Page; Prospectus Summary;
                                                                               Underwriting;  Dividend Reinvestment
                                                                               Plan
  6.....................   Selling Shareholders                             Not Applicable
  7.....................   Use of Proceeds                                  Use of Proceeds; Investment Objective,
                                                                               Policies and Risks
  8.....................   General Description of the Registrant            Management of the Trust; Investment
                                                                               Objective, Policies and Risks; Description
                                                                               of Capital Structure
  9.....................   Management                                       Management of the Trust; Shareholder Servicing
                                                                               Agent, Custodian and Transfer Agent
10......................   Capital Stock, Long-Term Debt,                   Distributions and Taxes; Dividend
                           and Other Securities                                Reinvestment Plan; Description of Capital
                                                                                Structure
11......................   Defaults and Arrears on Senior                   Not Applicable
                           Securities
12......................   Legal Proceedings                                Not Applicable
13......................   Table of Contents of the                         Table of Contents of the
                           Statement of Additional                             Statement of Additional
                           Information                                         Information

PART B                                                                                  STATEMENT OF
ITEM NO.                   ITEM CAPTION                                     ADDITIONAL INFORMATION CAPTION

14......................   Cover Page                                       Cover Page
15......................   Table of Contents                                Table of Contents
16......................   General Information and History                  Not Applicable
17......................   Investment Objective and                         Additional Investment Information and
                              Policies                                         Restrictions
18......................   Management                                       Trustees and Officers;
                                                                               Investment Advisory and
                                                                               Other Services
19......................   Control Persons and Principal                    Other Information
                              Holders of Securities
20......................   Investment Advisory and Other                    Investment Advisory and Other
                              Services                                          Services
21......................   Brokerage Allocation and Other                   Portfolio Trading
                              Practices
22......................   Tax Status                                       Taxes
23......................   Financial Statements                             Financial Statements

[EATON VANCE LOGO]


                                              SHARES

                 EATON VANCE CALIFORNIA MUNICIPAL INCOME TRUST
                            ------------------------

     Eaton Vance California Municipal Income Trust (the "Trust") is a newly organized closed-end fund. The Trust's investment objective is to provide current income exempt from regular federal income tax and California state personal income taxes. This income will be earned by investing primarily in investment grade California municipal securities. The Trust may also invest a portion of its assets in higher risk, higher yielding municipal securities of lesser quality. The Trust's net asset value and distribution rate will vary, and may be affected by several factors, including changes in interest rates and the credit quality of California municipal issuers. Fluctuations in net asset value may be magnified as a result of the Trust's use of leverage, which may be a speculative investment technique. An investment in the Trust may not be appropriate for all investors, particularly those subject to the federal alternative minimum tax. The Trust is designed for individual investors who are residents of California for tax purposes. Closed-end fund shares often trade at a discount to their net asset value. There is no assurance that the Trust will achieve its investment objective. See "Investment Objective, Policies and Risks" beginning at page 9.



     The Trust's investment adviser is Eaton Vance Management ("Eaton Vance" or the "Adviser"). Eaton Vance manages 45 different municipal bond funds with combined assets of about $7.5 billion.


                                               (continued on the following page)

                                                            Per Share                   Total
                                                            ---------                   -----
Public Offering Price..............................           $15.00                      $
Underwriting Discounts.............................            None                      None
Proceeds, before expenses, to the Trust............           $15.00                      $


     Eaton Vance or an affiliate will pay all Trust offering expenses that exceed $0.03 per Share. It is expected that delivery of the Shares will be made in New York City on or about January 29, 1999.


     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                            ------------------------
PAINEWEBBER INCORPORATED
         A.G. EDWARDS & SONS, INC.
                   PRUDENTIAL SECURITIES INCORPORATED
                              SALOMON SMITH BARNEY
                                       CROWELL, WEEDON & CO.
                                                EVEREN SECURITIES, INC.
                                                        SUTRO & CO. INCOPORATED
                            ------------------------

                THE DATE OF THIS PROSPECTUS IS JANUARY 26, 1999.

(continued from cover page)


     The Trust is offering shares of beneficial interest, par value $0.01 per share ("Shares"). The Underwriters may also purchase up to an additional
          Shares at the public offering price within 45 days from the date of this Prospectus. Assuming these additional Shares are purchased, the total
proceeds to the Trust would be $          . Eaton Vance Management or an
affiliate (not the Trust) from its own assets will pay a commission to the Underwriters in the amount of 4.50% of the Public Offering Price per Share for
the sale of the Shares. Offering expenses of $          ($          if the
Underwriters' over-allotment option is exercised in full) will be deducted from
net proceeds. Offering expenses include $          payment to the Underwriters
in partial reimbursement of their expenses. Eaton Vance or an affiliate will pay all Trust offering expenses that exceed $0.03 per Share.



     Prior to this offering, there has been no market for the Shares. The Shares have been approved for listing, subject to notice of issuance, on the American Stock Exchange under the symbol "CEV." The shares of closed-end investment companies, such as the Trust, have frequently traded at a discount to their net asset values. Investors in this offering should note that the Shares may likewise trade at a discount to net asset value. This risk may be greater for investors who sell their Shares in a relatively short period after completion of the public offering.



     The Trust expects to use financial leverage through the issuance of preferred shares, initially equal to approximately 35% of its total assets (including the amount obtained through leverage). The Trust intends to use leverage if it is expected to result in higher income to Shareholders over time. Use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks. There can be no assurance that a leveraging strategy will be successful. SEE "INVESTMENT OBJECTIVE, POLICIES AND RISKS -- USE OF LEVERAGE AND RELATED RISKS" AT PAGE 12 AND "DESCRIPTION OF CAPITAL STRUCTURE" AT PAGE 21.



     This Prospectus sets forth concisely information you should know before investing in the Shares of the Trust. Please read and retain this Prospectus for future reference. A Statement of Additional Information dated January 26, 1999, has been filed with the Securities and Exchange Commission ("SEC") and can be obtained without charge by calling 1-800-225-6265 or by writing to the Trust. A table of contents to the Statement of Additional Information is located at page 28 of this Prospectus. This Prospectus incorporates by reference the entire Statement of Additional Information. The Statement of Additional Information is available along with other Trust-related materials at the SEC's internet web site (http://www.sec.gov). The Trust's address is 24 Federal Street, Boston, Massachusetts 02110 and its telephone number is 1-800-225-6265.


     The Trust's Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

                               TABLE OF CONTENTS


                                           PAGE
                                           ----
Prospectus Summary.......................    1
Trust Expenses...........................    8
The Trust................................    9
Use of Proceeds..........................    9
Investment Objective, Policies and
  Risks..................................    9
Management of the Trust..................   17
Distributions and Taxes..................   18
Dividend Reinvestment Plan...............   20
Description of Capital Structure.........   21



                                           PAGE
                                           ----
Underwriting.............................   25
Shareholder Servicing Agent, Custodian
  and Transfer Agent.....................   26
Legal Opinions...........................   27
Additional Information...................   27
Table of Contents for the Statement of
  Additional Information.................   28
Trustees of the Trust....................   28


    YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. NEITHER THE TRUST NOR THE UNDERWRITERS HAVE AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. NEITHER THE TRUST NOR THE UNDERWRITERS ARE MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED. YOU SHOULD ASSUME THAT THE INFORMATION APPEARING IN THIS PROSPECTUS IS ACCURATE AS OF THE DATE ON THE FRONT COVER ONLY.

                               PROSPECTUS SUMMARY

     The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus and the Statement of Additional Information.

THE TRUST.....................   Eaton Vance California Municipal Income Trust
                                 (the "Trust") is a newly organized closed-end fund. The Trust offers investors the opportunity to receive current income exempt from regular federal income tax and California state personal income taxes through a professionally managed portfolio of California municipal obligations. Investments are based on Eaton Vance Management's ("Eaton Vance" or the
                                 "Adviser") research and ongoing credit
                                 analysis, the underlying materials for which are generally not available to individual investors. An investment in the Trust may not be appropriate for all investors, particularly those subject to the federal alternate minimum tax. There is no assurance that the Trust will achieve its investment objective. The Trust is designed for individual investors who are residents of California for tax purposes.

THE OFFERING..................   The Trust is offering             shares of
                                 beneficial interest, par value $0.01 per share
                                 (the "Shares"), through a group of underwriters
                                 (the "Underwriters") led by PaineWebber
                                 Incorporated, A.G. Edwards & Sons, Inc.,
                                 Prudential Securities Incorporated, Salomon
                                 Smith Barney Inc., Crowell, Weedon & Co.,
                                 EVEREN Securities, Inc. and Sutro & Co.
                                 Incorporated. The Underwriters have been granted an option to purchase up to additional Shares solely to cover
                                 over-allotments, if any. The initial public offering price is $15.00 per share. The minimum purchase in this offering is 100 Shares
                                 ($1,500).

NO SALES CHARGE...............   The Shares will be sold in the initial public
                                 offering without any sales load or underwriting discounts payable by investors or the Trust.
                                 Eaton Vance or an affiliate (not the Trust) from its own assets will pay a commission to the Underwriters in connection with sales of the Shares in this offering. See
                                 "Underwriting."

INVESTMENT OBJECTIVE AND
  POLICIES....................   The Trust's investment objective is to provide
                                 current income exempt from regular federal income tax and California state personal income taxes. Securities will be purchased and sold in an effort to maintain a competitive yield and to enhance return based upon the relative value of the securities available in the marketplace.


                                 During normal market conditions substantially all of the Trust's total assets (at least 80%) will be invested in debt obligations, the interest on which is exempt from regular federal income tax and California state personal income taxes ("municipal obligations"). At least 65% of the Trust's total assets normally will be invested in municipal obligations (i) issued by the state of California or its political subdivisions, agencies, authorities and instrumentalities and
                                 (ii) rated at least investment grade at the time of investment (which are those rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by either Standard & Poor's Ratings Group ("S&P") or by Fitch IBCA ("Fitch")), or, if unrated, determined by Eaton Vance to be of at least investment grade quality. From time to time, the Trust may hold a significant number of municipal obligations not rated by a nationally recognized statistical rating organization ("Rating Agency"). When the Trust invests in unrated municipal obligations it may be more dependent on Eaton Vance's research capabilities than when it invests in rated municipal obligations.


                                 The Trust may invest up to 35% of its total assets in municipal obligations rated below investment grade (but not, with respect to more than 30% of total assets, lower than B by all Rating Agencies rating the obligation) and unrated municipal obligations considered to be of comparable quality by Eaton Vance. Investment in municipal obligations of below investment grade quality involves special risks as compared with investment in higher grade municipal obligations. These risks include greater sensitivity to a general economic downturn, greater market price volatility and less secondary market trading. Securities rated below investment grade are commonly known as "junk bonds." Such securities are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and repay principal owed.



                                 The Trust may invest to a significant extent in residual interest municipal bonds known as inverse floaters. Compared to similar fixed rate municipal bonds, the value of these bonds will fluctuate to a greater extent in response to changes in prevailing long-term interest rates. Moreover, the income earned on residual interest municipal bonds will fluctuate in response to changes in prevailing short-term interest rates. Thus, when such bonds are held by the Trust, an increase in short- or long-term market interest rates will adversely affect the income received from such bonds or the net asset value of Trust shares. To the extent the Trust has preferred shares outstanding, an increase in short-term rates would also result in an increased cost of leverage, which would adversely affect the Trust income available for distribution. Although the Trust is not limited with respect to its investment in residual interest municipal bonds, the Trust does not intend initially to invest more than 10% of its total assets in such bonds.


                                 The Trust may purchase and sell all various kinds of financial futures contracts and related options, including futures contracts and related options based on various debt securities and securities indices, to seek to hedge against changes in interest rates, as a substitute for the purchase of securities or for other risk management purposes.

                                 Interest income from certain types of municipal obligations may be a tax preference item for purposes of the federal alternative minimum tax (the "AMT") for individual investors. Distributions to corporate investors of certain interest income may also be indirectly subject to the AMT. The Trust may not be suitable for investors subject to the AMT.

LISTING.......................   The Shares have been approved for listing,
                                 subject to notice of issuance, on the American
                                 Stock Exchange under the symbol "CEV."


LEVERAGE......................   The Trust expects to use financial leverage
                                 through the issuance of preferred shares. The
                                 Trust intends initially to use financial leverage of approximately 35% of its total assets (including the amount obtained through leverage). The Trust generally will not use leverage if it anticipates that it would result in a lower return to Shareholders over time.
                                 Use of financial leverage creates an
                                 opportunity for increased income for
                                 Shareholders but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of the Shares), and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. See "Investment Objective, Policies and Risks -- Use of Leverage and Related
                                 Risks."


INVESTMENT ADVISER AND
  ADMINISTRATOR...............   Eaton Vance, a wholly-owned subsidiary of Eaton
                                 Vance Corp., is the Trust's investment adviser and administrator. The Adviser manages 3 national municipal funds, 32 single state municipal funds, 10 limited maturity municipal funds and 1 money market municipal fund with combined assets of about $7.5 billion. (All but 1 of these funds are open-ended.) Among such funds, Eaton Vance currently sponsors Eaton
                                 Vance California Municipals Fund -- Class A
                                 (the "CA Fund"), an open-end fund which invests primarily in investment grade California municipal obligations. The CA Fund is managed by the same portfolio manager employed by the Adviser who will manage the Trust's assets. See
                                 "Management of the Trust."


SHAREHOLDER SERVICING AGENT...   PaineWebber Incorporated has been retained by
                                 the Administrator to act as the Shareholder
                                 Servicing Agent of the Trust. See "Shareholder
                                 Servicing Agent, Custodian and Transfer Agent."

DISTRIBUTIONS.................   The Trust's policy will be to make monthly
                                 distributions to Shareholders. Distributions to
                                 Shareholders cannot be assured, and the amount of each monthly distribution will vary. The initial distribution to Shareholders is expected to be paid approximately 60 days after the completion of this offering. See
                                 "Distributions and Taxes," "Dividend
                                 Reinvestment Plan" and "Use of Proceeds."

DIVIDEND REINVESTMENT PLAN....   The Trust has established a Dividend
                                 Reinvestment Plan (the "Plan"). Under the Plan, all dividend and capital gain distributions will be automatically reinvested in additional
                                 Shares either purchased in the open market, or newly issued by the Trust if the Shares are trading at or above their net asset value, in either case unless a Shareholder elects to receive cash. Shareholders who intend to hold their Shares through a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan. See "Dividend Reinvestment Plan."

CLOSED-END STRUCTURE..........   Closed-end funds differ from open-end
                                 management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares.
                                 Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund's investment objective and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in the employment of financial leverage and in the ability to make certain types of investments, including investments in illiquid securities.
                                 However, shares of closed-end funds frequently trade at a discount from their net asset value.
                                 In recognition of the possibility that the Shares might trade at a discount to net asset value and that any such discount may not be in the interest of Shareholders, the Trust's Board of Trustees (the "Board"), in consultation with Eaton Vance, from time to time may review possible actions to reduce any such discount.
                                 The Board might consider open market
                                 repurchases or tender offers for Shares at net asset value. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the Shares trading at a price equal to or close to net asset value per Share.
                                 The Board might also consider the conversion of the Trust to an open-end mutual fund. The Board of Trustees believes, however, that the closed-end structure is desirable, given the Trust's investment objective and policies.
                                 Investors should assume, therefore, that it is highly unlikely that the Board would vote to convert the Trust to an open-end investment company. See "Description of Capital
                                 Structure."

SPECIAL RISK CONSIDERATIONS...   No Operating History.  The Trust is a
                                 closed-end investment company with no history of operations and is designed for long-term investors and not as a trading vehicle.


                                 Concentration. The Trust normally will invest 65% or more of its total assets in municipal obligations of issuers located in California, and may invest 25% or more of its total assets in a U.S. territory or in the same economic sector, such as revenue obligations of health care facilities or hospitals, airport revenue obligations or industrial development bonds. This may make the Trust more susceptible to adverse economic, political or regulatory occurrences affecting California, a particular territory or economic sector. California general obligation bonds currently are rated Aa3, A+ and AA- by Moody's, S&P and Fitch, respectively.


                                 Interest Rate and Market Risk. The prices of municipal obligations tend to fall as interest rates rise. Securities that have longer maturities tend to fluctuate more in price in response to changes in market interest rates. A decline in the prices of the municipal obligations owned by the Trust would cause a decline in the net asset value of the Trust, which could adversely affect the trading price of the Trust's Shares. This risk is usually greater among municipal obligations with longer maturities or durations and when residual interest municipal bonds are held by the Trust. Although the Trust has no policy governing the maturities or durations of its investments, the Trust expects that it will invest in a portfolio of longer-term securities. This means that the Trust will be subject to greater market risk (other things being equal) than a fund investing solely in shorter-term securities. Market risk is often greater among certain types of debt securities, such as zero-coupon bonds, which do not make regular interest payments. As interest rates change, these bonds often fluctuate in price more than higher quality bonds that make regular interest payments. Because the Trust may invest in these types of debt securities, it may be subject to greater market risk than a fund that invests only in current interest paying securities.


                                 Income Risk. The income investors receive from the Trust is based primarily on the interest it earns from its investments, which can vary widely over the short and long-term. If interest rates drop, investors' income from the Trust over time could drop as well if the Trust purchases securities with lower interest coupons. This risk is magnified when prevailing short-term interest rates increase and the Trust holds residual interest municipal bonds.

                                 Call Risk. If interest rates fall, it is possible that issuers of callable bonds with high interest coupons will "call" (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during a period of declining interest rates, the Trust is likely to replace such called security with a lower yielding security. If that were to happen, it would decrease the Trust's dividends.


                                 Credit Risk. Credit risk refers to an issuer's ability to make payments of principal and interest when they are due. Because the Trust may invest up to 35% of its total assets in below investment grade securities, it will be subject to a high level of credit risk. The credit quality of such securities is considered speculative by Rating Agencies with respect to the issuer's ability to pay interest or principal. The prices of lower grade securities are more sensitive to negative developments, such as a decline in the issuer's revenues, or adverse economic conditions, such as a recession, than are the prices of higher grade securities. Securities that have longer maturities also fluctuate more in price in response to negative economic or other news. Therefore, lower grade securities may experience high default rates, which would mean that the Trust may lose some of its investment in such securities, which would adversely affect the Trust's net asset value and ability to make distributions.


                                 Liquidity Risk. The Trust may invest in securities for which there is no readily available trading market or which are otherwise illiquid, which includes residual interest municipal bonds. The Trust may not be able to readily dispose of such securities at prices that approximate those at which the Trust could sell such securities if they were more widely traded and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. In addition, the limited liquidity could affect the market price of the securities, thereby adversely affecting the Trust's net asset value and ability to make dividend distributions.

                                 Municipal Bond Market. Many obligations in which the Trust will invest may not be rated by a Rating Agency, will not be registered with the Securities and Exchange Commission or any state securities commission, and will not be listed on any national securities exchange. Therefore, the amount of public information available about portfolio securities will be limited, and the performance of the Trust is more dependent on the analytical abilities of Eaton Vance than would be the case for an investment company that invests primarily in more widely rated, registered or exchange-listed securities.

                                 Effects of Leverage. The use of leverage through issuance of preferred shares by the Trust creates an opportunity for increased net income, but, at the same time, creates special risks. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. The Trust intends to use leverage to provide the holders of Shares with a potentially higher return. Leverage creates risks for holders of Shares, including the likelihood of greater volatility of net asset value and market price of the Shares and the risk that fluctuations in dividend rates on any preferred shares may affect the return to Shareholders. It is anticipated that preferred share dividends will be based on the yields of short-term municipal obligations, while the proceeds of any preferred share offering will be invested in longer-term municipal obligations, which typically have higher yields. To the extent the income derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Trust's return will be greater than if leverage had not been used. Conversely, if the income from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return to the Trust will be less than if leverage had not been used, and therefore the amount available for distribution to Shareholders as dividends and other distributions will be reduced. In the latter case, Eaton Vance in its best judgment may nevertheless determine to maintain the Trust's leveraged position if it deems such action to be appropriate in the circumstances. Investment by the Trust in residual interest municipal bonds may amplify the effects of leverage and, during periods of rising short-term interest rates, may adversely affect the Trust's income and distributions to Shareholders. In addition, under current federal income tax law, the Trust is required to allocate a portion of any net realized capital gains or other taxable income to holders of preferred shares. The terms of any preferred shares are expected to require the Trust to pay to any preferred shareholders additional dividends intended to compensate the preferred shareholders for taxes payable on any capital gains or other taxable income allocated to the preferred shares. Any such additional dividends will reduce the amount available for distribution to the Shareholders. As discussed under "Management of the Trust," the fee paid to Eaton Vance will be calculated on the basis of the Trust's gross assets, including proceeds from the issuance of preferred shares, so the fees will be higher when leverage is utilized. See "Investment Objective, Policies and
                                 Risks -- Use of Leverage and Related Risks."

                                 The Trust currently intends to seek an
                                 investment grade rating on any preferred shares from a Rating Agency. The Trust may be subject to investment restrictions of the Rating Agency as a result. These restrictions may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Trust by the Investment Company Act of 1940, as amended (the "Investment Company Act" or "1940 Act"). It is not anticipated that these covenants or guidelines will impede Eaton Vance in managing the Trust's portfolio in accordance with its investment objective and policies. See "Description of Capital Structure -- Preferred Shares."

                                 Financial leverage may also be achieved through the purchase of certain derivative instruments. The Trust's use of residual interest municipal bonds and futures contracts expose the Trust to special risks. Such transactions may result in the Trust earning taxable income or gains. See "Investment Objective, Policies and Risks."

                                 Market Price of Shares.  The shares of
                                 closed-end investment companies often trade at a discount from their net asset value, and the Trust's Shares may likewise trade at a discount from net asset value. The trading price of the Trust's Shares may be less than the public offering price. This risk may be greater for investors who sell their Shares in a relatively short period after completion of the public offering.

                                 Non-Diversification. The Trust has registered as a "non-diversified" investment company under the 1940 Act. For federal income tax purposes the Trust, with respect to up to 50% of its total assets, will be able to invest more than 5% (but not more than 25%) of the value of its total assets in the obligations of any single issuer. To the extent the Trust invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Trust may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

                                 Alternative Minimum Tax and Other Tax
                                 Considerations. Interest on certain "private activity" municipal obligations is treated as a tax preference item for purposes of the AMT. In addition, for corporations income subject to the AMT includes interest on all tax-exempt obligations. There is no specific limitation on the amount of the Trust's assets that may be invested in municipal obligations that pay interest that is treated as a tax preference item. Accordingly, an investment in the Trust may not be appropriate for investors who are already subject to the AMT or who would become subject thereto as a result of owning Shares. Moreover, distributions of any taxable net investment income and net short-term capital gain are taxable as ordinary income. See "Distributions and Taxes."

                                 Anti-Takeover Provisions.  The Trust's
                                 Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other persons or entities to acquire control of the Trust or to change the composition of its Board of Trustees. See "Description of Capital Structure -- Anti-Takeover Provisions in the Declaration of Trust."

                                 TRUST EXPENSES

     The following tables are intended to assist investors in understanding the various costs and expenses that an investor in the Trust will bear, directly or indirectly.


                                                                NET ASSETS
                                                                   WITH
                                                                LEVERAGE(1)
                                                                -----------
SHAREHOLDER TRANSACTION EXPENSES
  Sales Load................................................       None
  Dividend Reinvestment Plan Fees...........................       None
ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF NET ASSETS
  ATTRIBUTABLE TO SHARES)(1)
  Investment Advisory Fee...................................       1.07%
  Dividend Payments on Preferred Shares.....................       1.65%
  Other Expenses (including administration fee of
     0.31%)(2)..............................................       0.67%
                                                                   ----
  Total Annual Operating Expenses...........................       3.39%
                                                                   ====


---------------

(1) The Trust intends to utilize leverage only if the Adviser believes that it would result in higher income to Shareholders over time. See "Investment Objective, Policies and Risks -- Use of Leverage and Related Risks." Assumes preferred shares outstanding of approximately 35% of total assets (including preferred shares) at a dividend rate of 3.10%, which is based upon the Trust's estimation of current market conditions. At times when the Trust does not utilize leverage, the estimated annual operating expenses would be:



Investment Advisory Fee.....................................  0.70%
Dividend Payments on Preferred Shares.......................  None
Other Expenses (including administration fee of 0.20%)(2)...  0.42%
                                                              ----
Total Annual Operating Expenses.............................  1.12%
                                                              ====


---------------

(2) Reflects estimated amounts for the Trust's first year of operations, including organizational expenses. After the first year, total annual operating expenses (assuming no leverage) are expected to be 1.10% per annum.


EXAMPLE

     An investor would pay the following expenses on a $1,000 investment in the Trust, assuming a 5% annual return:


                                                ONE YEAR(*)    THREE YEARS    FIVE YEARS    TEN YEARS
                                                -----------    -----------    ----------    ---------
Assuming No Leverage..........................      $11           $ 36           $ 62         $136
Assuming 35% Leverage.........................      $34           $104           $176         $368


---------------
* This Example assumes that all dividends and other distributions are reinvested at net asset value and that the percentage amounts listed under Total Annual Operating Expenses remain the same in the years shown, except for amounts for the Three Years, Five Years and Ten Years periods which are after the deduction of organization expenses in the first year. The above tables and the assumption in the Example of a 5% annual return and reinvestment at net asset value are required by regulations of the SEC; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of Trust Shares. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES, AS THE TRUST'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

                                   THE TRUST

     Eaton Vance California Municipal Income Trust (the "Trust") is a newly organized, non-diversified, closed-end management investment company that was organized as a Massachusetts business trust on December 10, 1998 and has no operating history. The Trust's principal office is located at 24 Federal Street, Boston, MA 02110 and its telephone number is 1-800-225-6265.

     This Prospectus relates to the initial public offering of the Trust's shares of beneficial interest, $.01 par value (the "Shares"). The Shares will be sold during the initial public offering without any sales load or underwriting discounts payable by investors or the Trust. Eaton Vance Management (the "Adviser" or "Eaton Vance") or an affiliate (not the Trust) from its own assets will pay a commission to the Underwriters in connection with sales of the Shares in this offering. See "Underwriting."

                                USE OF PROCEEDS

     The proceeds of this offering, before deduction of offering expenses,
estimated to be $          (or $          assuming exercise of the Underwriters'
over-allotment option in full), will be invested in accordance with the Trust's investment objective and policies as soon as practicable, but in no event, under normal market conditions, later than three months after the receipt thereof. Pending such investment, the proceeds may be invested in high-quality, short-term municipal debt securities. Eaton Vance has agreed to pay all offering expenses of the Trust that exceed $0.03 per Share.

                    INVESTMENT OBJECTIVE, POLICIES AND RISKS

INVESTMENT OBJECTIVE

     The Trust's investment objective is to provide current income exempt from regular federal income tax and California state personal income taxes. This income will be earned by investing primarily in investment grade municipal obligations. Securities will be purchased and sold in an effort to maintain a competitive yield and to enhance return based upon the relative value of the securities available in the marketplace. Investments are based on Eaton Vance's research and ongoing credit analysis, the underlying materials for which are generally not available to individual investors. The Trust is designed for investors who are residents of California for tax purposes.

     Eaton Vance seeks to find municipal obligations of high quality that have been undervalued in the marketplace. Eaton Vance's research specialists examine credit histories, revenue sources, total debt histories, capital structures and other data. This research capability is important because many obligations in which the Trust will invest will not be rated or listed on a national securities exchange, and the amount of public information available about such securities will be limited. The Trust intends to emphasize the research that is critical to discovering value while avoiding undue credit risk. The Trust will attempt to enhance performance opportunities by seeking to remain fully invested.

INVESTMENT POLICIES -- GENERAL COMPOSITION OF THE TRUST


     During normal market conditions, substantially all of the Trust's total assets (at least 80%) will be invested in debt obligations, the interest on which is exempt from regular federal income tax and California state personal income taxes ("municipal obligations"). At least 65% of the Trust's total assets will normally be invested in municipal obligations (i) issued by the state of California or its political subdivisions, agencies, authorities and instrumentalities and (ii) rated at least investment grade at the time of investment (which are those rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by either Standard & Poor's Ratings Group ("S&P") or by Fitch IBCA ("Fitch")), or, if unrated, determined by Eaton Vance to be of at least investment grade quality. From time to time, the Trust may hold a significant amount of municipal obligations not rated by a nationally recognized statistical rating organization ("Rating Agency"). When the Trust invests in unrated municipal obligations, it may be more dependent on Eaton Vance's research capabilities than when it invests in rated municipal obligations.

     The Trust may invest up to 35% of its total assets in municipal obligations rated below investment grade (but not, with respect to more than 30% of total assets, lower than B by all Rating Agencies rating the obligation) and unrated municipal obligations considered to be of comparable quality by Eaton Vance. No such securities will be in default at the time of purchase. Investment in municipal obligations of below investment grade quality involves special risks as compared with investment in higher grade municipal obligations. These risks include greater sensitivity to a general economic downturn, greater market price volatility and less secondary market trading. Securities rated below investment grade are commonly known as "junk bonds". Such securities are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and repay principal owed. See "-- Additional Risk Considerations." For a description of municipal obligation ratings, see Appendix A to the Statement of Additional Information.


     The foregoing credit quality policies apply only at the time a security is purchased, and the Trust is not required to dispose of a security in the event that a Rating Agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, Eaton Vance may consider such factors as Eaton Vance's assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other Rating Agencies.

     Municipal obligations include bonds, notes and commercial paper issued by a municipality for a wide variety of both public and private purposes, the interest on which is, in the opinion of issuer's counsel (or on the basis of other reliable authority), exempt from regular federal income tax. Public purpose municipal bonds include general obligation and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility, or from the proceeds of a specific revenue source. Some revenue bonds are payable solely or partly from funds which are subject to annual appropriations by a state's legislature. Municipal notes include bond anticipation, tax anticipation and revenue anticipation notes. Bond, tax and revenue anticipation notes are short-term obligations that will be retired with the proceeds of an anticipated bond issue, tax revenue or facility revenue, respectively.

     Some of the securities in which the Trust invests may include so-called "zero-coupon" bonds, whose values are subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. The Trust is required to take into account income from zero-coupon bonds on a current basis, even though it does not receive that income currently in cash, and the Trust is required to distribute substantially all of its income for each taxable year. Thus, the Trust may have to sell other investments to obtain cash needed to make income distributions.

     The Trust may invest in residual interest municipal bonds whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index ("inverse floaters"). An investment in inverse floaters may involve greater risk than an investment in a fixed rate bond. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed rate bond. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to the Trust when short-term interest rates rise, and increase the interest paid to the Trust when short-term interest rates fall. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively new and volatile. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline. Shifts in long-term interest rates may, however, alter this tendency. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time. Investment in inverse floaters may amplify the effects of the Trust's use of leverage. Should short-term interest rates rise, the combination of the Trust's investment in inverse floaters and the use of leverage likely will adversely affect the Trust's income and distributions to Shareholders. Although the Trust is not limited with respect to its investment in residual interest municipal bonds, the Trust does not intend initially to invest more than 10% of its assets in such bonds.

     The Trust may purchase municipal bonds that are additionally secured by insurance, bank credit agreements, or escrow accounts. The credit quality of companies which provide such credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Trust's current yield. Insurance generally will be obtained from insurers with a claims-paying ability rated Aaa by Moody's or AAA by S&P or Fitch. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the Trust's shares.

     Interest income from certain types of municipal obligations may be a tax preference item for purposes of the federal alternative minimum tax (the "AMT") for individual investors. Distributions to corporate investors of certain interest income may also be indirectly subject to the AMT. The Trust may not be suitable for investors subject to the AMT.

     The Trust has adopted certain fundamental investment restrictions set forth in the Statement of Additional Information which may not be changed without a Shareholder vote. Except for such restrictions and the 80% requirement set forth above, the investment objective and policies of the Trust may be changed by the Board of Trustees without Shareholder action.

     Based on available market data, the Adviser believes that the average yield on 20-year tax-exempt municipal bonds that make up the General Obligation Municipal Bond Buyer Index has historically represented approximately 85% of the yields on 30-year U.S. Treasury bonds. As of November 30, 1998, such representative municipal bonds had an average yield of 5.01%, or approximately 99% of the taxable yield of a 30-year U.S. Treasury bond, which had a yield of 5.07% (Source: FactSet). Based on a maximum federal income tax rate of 39.6%, a tax-exempt municipal yield of 5.00% is equivalent to a yield of 8.28% from a taxable investment. The General Obligation Municipal Bond Buyer Index is unmanaged and contains 20 general obligation municipal bonds. Unlike the Trust, this index carries no management fees, account charges or other expenses. U.S. Treasury bonds offer a government guarantee as to the timely payment of interest and repayment of principal at maturity. It is not possible to invest directly in an index.


     The Adviser also believes that the closed-end structure of the Trust provides an effective way of investing in municipal obligations. The average annual total return on 93 national leveraged and non-leveraged closed-end municipal funds tracked by CDA Weisenberger as of November 27, 1998 was 10.57%, 10.34%, 7.18% and 7.89% for one, three, five and ten years, and on 82 national open-end funds tracked by Lipper Analytical Services as of November 25, 1998 was 6.95%, 6.74%, 5.94% and 8.12% for one, three, five and ten years. In addition, the average annualized yield on such closed-end municipal funds and its taxable equivalent (assuming a maximum 39.6% federal income tax rate only) were 5.64% and 9.34%, whereas for such open-end municipal funds the average annualized yield and its taxable equivalent were 4.71% and 7.80%. The yield on a 30-year U.S. Treasury bond as of November 30, 1998 was 5.07%. The Trust will not seek to match the performance or composition of any index or average.


ADDITIONAL INVESTMENT PRACTICES

     When-Issued Securities. The Trust may purchase securities on a "when-issued" basis, which means that payment and delivery occur on a future settlement date. The price and yield of such securities are generally fixed on the date of commitment to purchase. However, the market value of the securities may fluctuate prior to delivery and upon delivery the securities may be worth more or less than the Trust agreed to pay for them. The Trust may be required to maintain a segregated account of liquid assets equal to outstanding purchase commitments. The Trust may also purchase instruments that give the Trust the option to purchase a municipal obligation when and if issued.

     Futures Transactions. The Trust may purchase and sell various kinds of financial futures contracts and options thereon to seek to hedge against changes in interest rates or as a substitute for the purchase of securities. For example, futures contracts can may sometimes be used to seek to reduce the additional long-term interest rate risk the Trust bears by holding residual interest municipal bonds. Futures contracts may be based on various debt securities and securities indices (such as the Municipal Bond Index traded on the Chicago Board of Trade). Such transactions involve a risk of loss or depreciation due to unanticipated adverse changes in securities prices, which may exceed the Trust's initial investment in these contracts. The Trust will only purchase or sell futures contracts or related options in compliance with the rules of the Commodity Futures Trading Commission. These transactions involve transaction costs. There can be no assurance that Eaton Vance's use of futures will be advantageous to the Trust. Distributions by the Trust of any gains realized on the Trust's transactions in futures and options on futures will be taxable. Rating agency guidelines on any preferred shares issued by the Trust may limit use of these transactions.

     Investment Company Securities. The Trust may purchase common shares of closed-end investment companies that have a similar investment objective and policies to the Trust. In addition to providing tax-exempt income, such securities may provide capital appreciation. Such investments, which may also be leveraged and subject to the same risks as the Trust, will not exceed 10% of total assets, and no such company will be affiliated with Eaton Vance. These companies bear fees and expenses that the Trust will incur indirectly.

USE OF LEVERAGE AND RELATED RISKS

     The Trust expects to use leverage through the issuance of preferred shares. The Trust initially intends to use leverage of approximately 35% of its total assets (including the amount obtained from leverage). The Trust generally will not use leverage if the Adviser anticipates that it would result in a lower return to Shareholders for any significant amount of time. The Trust also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Trust securities.

     Leverage creates risks for holders of the Shares, including the likelihood of greater volatility of net asset value and market price of the Shares. There is a risk that fluctuations in the dividend rates on any preferred shares may adversely affect the return to the holders of the Shares. If the income from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return on the Trust will be less than if leverage had not been used, and therefore the amount available for distribution to Shareholders as dividends and other distributions will be reduced. The Adviser in its best judgment nevertheless may determine to maintain the Trust's leveraged position if it deems such action to be appropriate in the circumstances. Investment by the Trust in residual interest municipal bonds may amplify the effects of leverage and, during periods of rising short-term interest rates, may adversely affect the Trust's income and distributions to Shareholders. As discussed under "Management of the Trust," during periods in which the Trust is using leverage the fees paid to Eaton Vance for investment advisory and administrative services will be higher than if the Trust did not use leverage because the fees paid will be calculated on the basis of the Trust's gross assets, including proceeds from the issuance of preferred shares.

     Capital raised through leverage will be subject to dividend payments which may exceed the income and appreciation on the assets purchased. The issuance of preferred shares involves offering expenses and other costs and may limit the Trust's freedom to pay dividends on Shares or to engage in other activities. The issuance of a class of preferred shares having priority over the Trust's Shares creates an opportunity for greater return per Share, but at the same time such leveraging is a speculative technique in that it will increase the Trust's exposure to capital risk. Unless the income and appreciation, if any, on assets acquired with offering proceeds exceed the cost of issuing additional classes of securities (and other Trust expenses), the use of leverage will diminish the investment performance of the Trust's Shares compared with what it would have been without leverage.

     The Trust may be subject to certain restrictions on investments imposed by guidelines of one or more Rating Agencies which may issue ratings for any preferred shares issued by the Trust. These guidelines may impose asset coverage or Trust composition requirements that are more stringent than those imposed on the Trust by the Investment Company Act of 1940 (the "Investment Company Act" or "1940 Act"). It is not anticipated that these covenants or guidelines will impede the Adviser from managing the Trust's portfolio in accordance with the Trust's investment objective and policies.

     Under the Investment Company Act, the Trust is not permitted to issue preferred shares unless immediately after such issuance the net asset value of the Trust's portfolio is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Trust's total assets). In addition, the Trust is not permitted to declare any cash dividend or other distribution on its Shares unless, at the time of such declaration, the net asset value of the Trust's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of such liquidation value. If preferred shares are issued, the Trust intends, to the extent possible, to purchase or redeem preferred shares from time to time to maintain coverage of any preferred shares of at least 200%. In addition, under current federal income tax law, the Trust is required to allocate a portion of any net realized capital gains or other taxable income to holders of preferred shares. The terms of any preferred shares are expected to require the Trust to pay to any preferred shareholders additional dividends intended to compensate the preferred shareholders for taxes payable on any capital gains or other taxable income allocated to the preferred shares. Any such additional dividends will reduce the amount available for distribution to the Shareholders. Normally, holders of the Shares will elect five of the Trustees of the Trust and holders of any preferred shares will elect two. In the event the Trust failed to pay dividends on its preferred shares for two years, preferred shareholders would be entitled to elect a majority of the Trustees until the dividends are paid.


     To qualify for federal income taxation as a "regulated investment company", the Trust must distribute in each taxable year at least 90% of its net investment income (including tax-exempt interest and net short-term gain). The Trust also will be required to distribute annually at least 98% of its taxable income and capital gain net income, if any, to avoid imposition of a nondeductible 4% federal excise tax. To the extent dividends on any preferred shares constitute less than 90% of such income and gains, the remainder must be distributed to the holders of the Shares. If the Trust is precluded from making distributions on the Shares because of any applicable asset coverage requirements, the terms of the preferred shares may provide that any amounts so precluded from being distributed, but required to be distributed for the Fund to meet the distribution requirements for federal tax purposes, will be paid to the holders of the preferred shares as a special dividend. This dividend can be expected to decrease the amount that holders of preferred shares would be entitled to receive upon redemption or liquidation of the those shares.

     The Trust's willingness to issue new securities for investment purposes, and the amount the Trust will issue, will depend on many factors, the most important of which are market conditions and interest rates. Successful use of a leveraging strategy may depend on the Adviser's ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.


     Assuming the utilization of leverage in the amount of approximately 35% of the Trust's total assets and an annual dividend rate on preferred shares of 3.10% payable on such leverage based on market rates as of the date of this Prospectus, the additional income that the Trust must earn (net of expenses) in order to cover such dividend payments would be 1.07%. The Trust's actual cost of leverage will be based on market rates at the time the Trust undertakes a leveraging strategy, and such actual cost of leverage may be higher or lower than that assumed in the previous example.


     The following table is designed to illustrate the effect on the return to a holder of the Trust's Shares of leverage in the amount of approximately 35% of the Trust's total assets, assuming hypothetical annual returns of the Trust's portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to Shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.


Assuming Portfolio Return (net of expenses)......     (10)%     (5)%      0%      5%      10%
Corresponding Share Return Assuming 35%
  Leverage.......................................  (16.94)%  (9.29)%  (1.64)%  6.01%   13.66%


     Until the Trust issues preferred shares, the Shares will not be leveraged, and the risks and special considerations related to leverage described in this Prospectus will not apply. Such leveraging of the Shares cannot be achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Trust's investment objective and policies.

ADDITIONAL RISK CONSIDERATIONS

     Concentration. The Trust normally will invest 65% or more of its total assets in municipal obligations of issuers located in California, and may invest 25% or more of its total assets in a U.S. territory or in municipal obligations in the same economic sector, including without limitation the following: lease rental obligations of state and local authorities; obligations dependent on annual appropriations by a state's legislature for payment; obligations of state and local housing finance authorities, municipal utilities systems or public housing authorities; obligations of hospitals or life care facilities; or industrial development or pollution control bonds issued for electric utility systems, steel companies, paper companies or other purposes. This may make the Trust more susceptible to adverse economic, political, or regulatory occurrences affecting California, a particular territory or economic sector. For example, health care related issuers are susceptible to Medicaid reimbursement policies, and national and state health care legislation. As concentration increases, so does the potential for fluctuation in the net asset value of Trust Shares.

     Interest Rate and Market Risk. The prices of municipal obligations tend to fall as interest rates rise. Securities that have longer maturities tend to fluctuate more in price in response to changes in market interest rates. A decline in the prices of the municipal obligations owned by the Trust would cause a decline in the net asset value of the Trust, which could adversely affect the trading price of the Trust's Shares. This risk is usually greater among municipal obligations with longer maturities or durations and when residual interest municipal bonds are held by the Trust. Although the Trust has no policy governing the maturities or durations of its investments, the Trust expects that it will invest in a portfolio of longer term securities. This means that the Trust will be subject to greater market risk (other things being equal) than a fund investing solely in shorter-term securities. Market risk is often greater among certain types of income securities, such as zero-coupon bonds, which do not make regular interest payments. As interest rates change, these bonds often fluctuate in price more than higher quality bonds that make regular interest payments. Because the Trust may invest in these types of income securities, it may be subject to greater market risk than a fund that invests only in current interest paying securities.


     The Trust may invest to a significant extent in residual interest municipal bonds known as inverse floaters. Compared to similar fixed rate municipal bonds, the value of these bonds will fluctuate to a greater extent in response to changes in prevailing long-term interest rates. Moreover, the income earned on residual interest municipal bonds will fluctuate in response to changes in prevailing short-term interest rates. Thus, when such bonds are held by the Trust, an increase in short- or long-term market interest rates will adversely affect the income received from such bonds or the net asset value of Trust shares. To the extent that the Trust has preferred shares outstanding, an increase in short-term rates would also result in an increase cost of leverage, which would adversely affect the Trust's income available for distribution.


     Income Risk. The income investors receive from the Trust is based primarily on the interest it earns from its investments, which can vary widely over the short and long-term. If interest rates drop, investors' income from the Trust over time could drop as well if the Trust purchases securities with lower interest coupons. This risk is magnified when prevailing short-term interest rates increase and the Trust holds residual interest municipal bonds.

     Call Risk. If interest rates fall, it is possible that issuers of callable bonds with high interest coupons will "call" (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during a period of declining interest rates, the Trust is likely to replace such called security with a lower yielding security. If that were to happen, it would decrease the Trust's dividends.

     Credit Risk. Municipal debt obligations are subject to the risk of non-payment of scheduled interest and/or principal. Such non-payment would result in a reduction of income to the Trust, a reduction in the value of the security experiencing non-payment and a potential decrease in the net asset value of the Trust. Securities rated below investment grade or unrated securities of comparable quality ("lower quality securities") are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations ("credit risk") and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity ("market risk"). The prices of lower quality securities are also more likely to react to real or perceived developments affecting market and credit risk than are prices of investment grade quality securities ("higher quality securities"), which react primarily to movements in the general level of interest rates. The investments in the Trust's portfolio will have speculative characteristics.


     As indicated above, the Trust may invest up to 35% of its total assets in municipal obligations rated below investment grade (but not, with respect to more than 30% of its total assets, lower than B by all Rating Agencies rating the obligation) and comparable unrated obligations. Such obligations are commonly called "junk bonds" and will have speculative characteristics in varying degrees. While such obligations may have some quality and protective characteristics, these characteristics can be expected to be offset or outweighed by uncertainties or major risk exposures to adverse conditions. Eaton Vance seeks to minimize the risks of investing in below investment grade securities through professional investment analysis, attention to current developments in interest rates and economic conditions, and industry and geographic diversification (if practicable). When the Trust invests in lower rated or unrated municipal obligations, the achievement of the Trust's goals is more dependent on the Eaton Vance's ability than would be the case if the Trust were investing in municipal obligations in the higher rating categories. In evaluating the credit quality of a particular issue, whether rated or unrated, Eaton Vance will normally take into consideration, among other things, the financial resources of the issuer (or, as appropriate, of the underlying source of funds for debt service), its sensitivity to economic conditions and trends, any operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters. Eaton Vance will attempt to reduce the risks of investing in the lowest investment grade, below investment grade and comparable unrated obligations through active portfolio management, credit analysis and attention to current developments and trends in the economy and the financial markets.


     Increases in interest rates and changes in the economy may adversely affect the ability of issuers of lower grade municipal securities to pay interest and to repay principal, to meet projected financial goals and to obtain additional financing. In the event that an issuer of securities held by the Trust experiences difficulties in the timely payment of principal or interest and such issuer seeks to restructure the terms of its borrowings, the Trust may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Trust's portfolio securities relate. Further, the Trust may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings, and the Trust may be unable to obtain full recovery thereof.

     To the extent that there is no established retail market for some of the lower grade municipal securities in which the Trust may invest, trading in such securities may be relatively inactive. The Adviser is responsible for determining the net asset value of the Trust, subject to the supervision of the Board of Trustees of the Trust. During periods of reduced market liquidity and in the absence of readily available market quotations for lower grade municipal securities held in the Trust's portfolio, the ability of the Adviser to value the Trust's securities becomes more difficult and the Adviser's use of judgment may play a greater role in the valuation of the Trust's securities due to the reduced availability of reliable objective data. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. Further, the Trust may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market does exist.

     Municipal obligations held by the Trust that are of below investment grade quality but which, subsequent to the assignment of such rating, are backed by escrow accounts containing U.S. Government obligations may be determined by Eaton Vance to be of investment grade quality for purposes of the Trust's investment policies. The Trust may retain in its portfolio an obligation that declines in quality, including defaulted obligations, if such retention is considered desirable by Eaton Vance. In the case of a defaulted obligation, the Trust may incur additional expense seeking recovery of its investment.

     Changes in the credit quality of the issuers of municipal obligations held by the Trust will affect the principal value of (and possibly the income earned on) such obligations. In addition, the value of such securities are affected by changes in general economic conditions and business conditions affecting the relevant economic sectors. Changes by Rating Agencies in their ratings of a security and in the ability of the issuer to make payments of principal and interest may also affect the value of the Trust's investments. The amount of information about the financial condition of an issuer of municipal obligations may not be as extensive as that made available by corporations whose securities are publicly traded.

     The Trust may invest in municipal leases and participations in municipal leases. The obligation of the issuer to meet its obligations under such leases is often subject to the appropriation by the appropriate legislative body, on an annual or other basis, of funds for the payment of the obligations. Investments in municipal leases are thus subject to the risk that the legislative body will not make the necessary appropriation and the issuer will not otherwise be willing or able to meet its obligation.

     Liquidity Risk. At times, a substantial portion of the Trust's assets may be invested in securities as to which the Trust, by itself or together with other accounts managed by Eaton Vance and its affiliates, holds a major portion of all of such securities. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Trust could find it more difficult to sell such securities when Eaton Vance believes it is advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Trust's net asset value.

     The secondary market for some municipal obligations is less liquid than that for taxable debt obligations or other more widely traded municipal obligations. These include residual interest municipal bonds. No established resale market exists for certain of the municipal obligations in which the Trust may invest. The market for obligations rated below investment grade is also likely to be less liquid than the market for higher rated obligations. As a result, the Trust may be unable to dispose of these municipal obligations at times when it would otherwise wish to do so at the prices at which they are valued.

     A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The Trust has no limitation on the amount of its assets which may be invested in securities which are not readily marketable or are subject to restrictions on resale. The risks associated with illiquidity are particularly acute in situations where the Trust's operations require cash, such as if the Trust tenders for its Shares, and may result in the Trust borrowing to meet short-term cash requirements.

     Closed-End Funds. The Trust is a closed-end investment company with no history of operations and is designed primarily for long-term investors and not as a trading vehicle. The shares of closed-end investment companies often trade at a discount from their net asset value, and the Shares may likewise trade at a discount from net asset value. The trading price of the Trust's Shares may be less than the initial public offering price, creating a risk of loss for investors purchasing in the initial public offering of the Shares. This market price risk may be greater for investors who sell their Shares within a relatively short period after completion of this offering.

     Non-Diversification. The Trust has registered as a "non-diversified" investment company under the 1940 Act so that, subject to its investment restrictions and applicable federal income tax diversification requirements, with respect to 50% of its total assets, it will be able to invest more than 5% (but not more than 25%) of the value of its total assets in the obligations of any single issuer. To the extent the Trust invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Trust will be more susceptible than a more widely diversified investment company to any single corporate, economic, political or regulatory occurrence.

     Year 2000 Compliance. The Trust could be adversely affected if the computer systems used by the Adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." Eaton Vance is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Trust's other major service providers. At this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Trust.

     In addition, it is possible that the markets for municipal securities in which the Trust invests may be detrimentally affected by computer failures throughout the financial services industry beginning on or before January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual issuers and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in financial statements. Accordingly, the Trust's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of a dispute.


                            MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES


     The management of the Trust, including general supervision of the duties performed by the Adviser under the Advisory Agreement (as defined below), is the responsibility of the Trust's Board of Trustees under the laws of The Commonwealth of Massachusetts and the Investment Company Act.


THE ADVISER


     Eaton Vance Management acts as the Trust's investment adviser under an Investment Advisory Agreement (the "Advisory Agreement"). The Adviser's principal office is located at 24 Federal Street, Boston, MA 02110. Eaton Vance, its affiliates and predecessor companies have been managing assets of individuals and institutions since 1924 and of investment companies since 1931. Eaton Vance (or its affiliates) currently serves as the investment adviser to investment companies and various individual and institutional clients with combined assets under management of over $31 billion, of which approximately $28 billion is in investment companies. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp., a publicly held holding company which through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities.



     Eaton Vance employs 24 personnel in its municipal bond department, including six portfolio managers, two traders and eleven credit analysts. Eaton Vance was one of the first advisory firms to manage a registered municipal bond investment company, and has done so continuously since 1978. Eaton Vance currently manages 3 national municipal investment companies, 32 single state municipal investment companies, 10 limited maturity municipal investment companies and 1 money market municipal investment company, with assets of about $7.5 billion. (All but 1 of which are open-end.) Among such funds, Eaton Vance currently offers Eaton Vance California Municipals Fund -- Class A (the "CA Fund"), an open-end fund, which invests primarily in investment grade California municipal obligations. Morningstar, Inc. awarded the CA Fund four stars for the three-year period ended December 31, 1998. Morningstar is an independent evaluator of public investment companies and publishes proprietary ratings reflecting historical risk-adjusted performance. Morningstar ratings are calculated from a fund's annual returns in excess of the 90-day U.S. Treasury bill returns, with appropriate fee adjustments a risk factor that reflects fund performance below 90-day Treasury bill returns. The CA Fund is in the Morningstar Municipal Bond Fund category, which includes 1,577 (for such three year period) other investment companies. A fund receives four stars if its risk-adjusted performance is in the top 32.5% of its rating category. Ratings are subject to change every month. (The Eaton Vance California Municipal
Fund -- Class B, which has distribution expenses, received a three star rating for the three-year period, a two star rating for the five-year period and a one star rating for the ten-year period ended December 31, 1998. A three star rating is for the top 67.5% of funds, two stars is for the top 90% and one star is for all funds.) Although the CA Fund has substantially similar investment objectives and policies as the Trust, certain investment policies and restrictions of the CA Fund differs from those of the Trust. For example, the CA Fund has not employed financial leverage for investment purposes, can hold no more than 15% of its net assets in illiquid securities and cannot invest in obligations of below B in credit quality. Moreover, such fund is continuously offered and makes daily redemptions so it has not been fully invested at all times. The portfolio holdings and investment performance of such fund will differ from those of the Trust. Past performance of such fund is not indicative of the Trust's performance.

     Under the general supervision of the Trust's Board of Trustees, the Adviser will carry out the investment and reinvestment of the assets of the Trust, will furnish continuously an investment program with respect to the Trust, will determine which securities should be purchased, sold or exchanged, and will implement such determinations. The Adviser will furnish to the Trust investment advice and office facilities, equipment and personnel for servicing the investments of the Trust. The Adviser will compensate all Trustees and officers of the Trust who are members of the Adviser's organization and who render investment services to the Trust, and will also compensate all other Adviser personnel who provide research and investment services to the Trust. In return for these services, facilities and payments, the Trust has agreed to pay the Adviser as compensation under the Advisory Agreement a fee in the amount of .70% of the average weekly gross assets of the Trust. Gross assets of the Trust shall be calculated by deducting accrued liabilities of the Trust not including the amount of any preferred shares outstanding.

     Cynthia J. Clemson is the portfolio manager of the Trust and is responsible for day-to-day management of the Trust's investments. Ms. Clemson has been an employee of Eaton Vance since 1985 and a Vice President of Eaton Vance since 1993. She currently manages ten municipal bond investment companies (including the CA Fund) with combined assets of approximately $1.2 billion.

     The Trust and the Adviser have adopted Codes of Ethics relating to personal securities transactions. The Codes permit Adviser personnel to invest in securities (including securities that may be purchased or held by the Trust) for their own accounts, subject to certain pre-clearance, reporting and other restrictions and procedures contained in such Codes.

     The Trust has engaged Eaton Vance to act as its administrator under an Administration Agreement (the "Administration Agreement"). Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Trust, subject to the supervision of the Trust's Board of Trustees. Eaton Vance will furnish to the Trust all office facilities, equipment and personnel for administering the affairs of the Trust. Eaton Vance's administrative services include recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the Trust's custodian and transfer agent, providing assistance in connection with the Trustees' and shareholders' meetings, providing service in connection with any repurchase offers and other administrative services necessary to conduct the Trust's business. In return for these services, facilities and payments, the Trust is authorized to pay Eaton Vance as compensation under the Administration Agreement a fee in the amount of .20% of the average weekly gross assets of the Trust.

     Eaton Vance has agreed to bear all ordinary and organizational expenses of the Trust that exceed 5% of average weekly net assets (taking into account the deduction of any preferred shares and related expenses) for the first year of operations. In return for this arrangement, the Trust will reimburse Eaton Vance over the first year of operations for organizational expenses of the Trust borne by Eaton Vance at the onset of operations.

                            DISTRIBUTIONS AND TAXES

     The Trust intends to make monthly distributions of net investment income, after payment of any dividends on any outstanding preferred shares. The Trust will distribute annually any net short-term capital gain and any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss). Distributions to Shareholders cannot be assured, and the amount of each monthly distribution is likely to vary. Initial distributions to Shareholders are expected to be paid approximately 60 days after the completion of this offering. While there are any preferred shares outstanding, the Trust might not be permitted to declare any cash dividend or other distribution on its Shares in certain circumstances. See "Description of Capital Structure."

     Each dividend distribution, whether paid in cash or reinvested in additional Shares, ordinarily will constitute income exempt from regular federal income tax. Distributions of interest on certain municipal obligations, however, are a tax preference item under the AMT. Moreover, distributions of any taxable net investment income and net short-term capital gain are taxable as ordinary income. Finally, distributions of the Trust's net capital gain ("capital gain dividends"), if any, are taxable to Shareholders as long-term capital gains, regardless of the length of time Shares have been held by Shareholders. Distributions, if any, in excess of the Trust's earnings and profits will first reduce the adjusted tax basis of a holder's Shares and, after that basis has been reduced to zero, will constitute capital gains to the Shareholder (assuming the Shares are held as a capital asset). See below for a summary of the maximum tax rates applicable to capital gains (including capital gain dividends).

     The Trust will inform Shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

     Selling Shareholders will generally recognize gain or loss in an amount equal to the difference between the Shareholder's adjusted tax basis in the Shares and the amount received. If the Shares are held as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is
(i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less or (ii) 20% for gains recognized on the sale of capital assets held for more than one year (as well as capital gain dividends). Any loss recognized on a disposition of Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to those Shares. For purposes of determining whether Shares have been held for six months or less, the holding period is suspended for any periods during which the Shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of Shares will be disallowed to the extent those Shares are replaced by other Shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Shares (which could occur, for example, if the Shareholder is a participant in the Plan (as defined below)). In that event, the basis of the replacement Shares will be adjusted to reflect the disallowed loss.

     An investor should be aware that if Shares are purchased shortly before the record date for any taxable dividend (including a capital gain dividend), the purchase price likely will reflect the value of the dividend and the investor then would receive a taxable distribution likely to reduce the trading value of such Shares, in effect resulting in a taxable return of some of the purchase price. Taxable distributions to individuals and certain other non-corporate Shareholders, including those who have not provided their correct taxpayer identification number and other required certifications, may be subject to "backup" federal income tax withholding at the rate of 31%.


     CALIFORNIA TAXES. In the opinion of special California tax counsel, California law provides that dividends paid by the Trust and designated by it as tax-exempt are exempt from California state personal income tax on individuals who reside in California to the extent such dividends are derived from interest payments on municipal obligations exempt from California state personal income taxes, provided that at least 50% of the assets of the Trust at the close of each quarter of its taxable year are invested in obligations which, if held by an individual, the interest would be is exempt under either federal or California law from taxation by the state of California. Distributions of short-term capital gains are treated as ordinary income, and distributions of long-term capital gains are treated as long-term capital gains taxable at ordinary income rates under the California state personal income tax.


     The foregoing briefly summarizes some of the important income tax consequences to Shareholders of investing in Shares, reflects the federal and state tax law, as of the date of this Prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate investors. There may be other federal, state or local tax considerations applicable to a particular investor. Investors should consult their tax advisers.

                           DIVIDEND REINVESTMENT PLAN

     Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), unless a Shareholder otherwise elects, all distributions of dividends (including all capital gain dividends) will be automatically reinvested in Shares.


     First Data Investor Services Group (the "Plan Agent") serves as agent for the Shareholders in administering the Plan. Shareholders who elect not to participate in the Plan will receive all distributions of dividends in cash paid by check mailed directly to the Shareholder of record (or if the Shares are held in Street or other nominee name, then to the nominee) by First Data Investor Services Group as disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date.



     Shares will be acquired by the Plan Agent or an independent broker-dealer for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of additional previously authorized but unissued Shares from the Trust ("newly issued Shares") or (ii) by purchase of outstanding Shares on the open market ("open-market purchases") on the American Stock Exchange or elsewhere. If on the payment date for the dividend, the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued Shares on behalf of the participants. The number of newly issued Shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per Share on the date the Shares are issued, provided that the maximum discount from the then current market price per Share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per Share is greater than the market value plus estimated brokerage commissions (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in Shares acquired on behalf of the participants in open-market purchases.


     In the event of a market discount on the dividend payment date, the Plan Agent will have up to 30 days after the dividend payment date to invest the dividend amount in Shares acquired in open-market purchases. If, before the Plan Agent has completed its open-market purchases, the market price of a Share exceeds the net asset value per Share, the average per Share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Shares, resulting in the acquisition of fewer Shares than if the dividend had been paid in newly issued Shares on the dividend payment date. Therefore, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued Shares.

     The Plan Agent maintains all Shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by Shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each Shareholder proxy will include those Shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for Shares held pursuant to the Plan in accordance with the instructions of the participants.

     In the case of Shareholders such as banks, brokers or nominees that hold Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Shares certified from time to time by the record Shareholder's name and held for the account of beneficial owners who participate in the Plan.

     There will be no brokerage charges with respect to Shares issued directly by the Trust as a result of dividends payable either in Shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

     Shareholders participating in the Plan may receive benefits not available to Shareholders not participating in the Plan. If the market price (plus commissions) of the Trust's Shares is above their net asset value, participants in the Plan will receive Shares of the Trust at less than they could otherwise purchase them and will have Shares with a cash value greater than the value of any cash distribution they would have received on their Shares. If the market price plus commissions is below the net asset value, participants will receive distributions in Shares with a net asset value greater than the per Share value of any cash distribution they would have received on their Shares. However, there may be insufficient Shares available in the market to make distributions in Shares at prices below the net asset value. Also, since the Trust does not redeem its Shares, the price on resale may be more or less than the net asset value.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants.

     All correspondence concerning the Plan should be directed to the Plan Agent at P. O. Box 8030, Boston, MA 02266-8030. Please call 1-800-331-1710 between the hours of 9:00 a.m. and 5:00 p.m. Eastern Standard Time if you have questions regarding the Plan.

                        DESCRIPTION OF CAPITAL STRUCTURE


     The Trust is an unincorporated business trust established under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated December 10, 1998 (the "Declaration of Trust"). The Declaration of Trust provides that the Trustees of the Trust may authorize separate classes of shares of beneficial interest. The Trustees have authorized an unlimited number of Shares. The Trust intends to hold annual meetings of Shareholders in compliance with the requirements of the American Stock Exchange.


     Shares. The Declaration of Trust permits the Trust to issue an unlimited number of full and fractional Shares of beneficial interest, $0.01 par value per Share. Each Share represents an equal proportionate interest in the assets of the Trust with each other Share in the Trust. Holders of Shares will be entitled to the payment of dividends when, as and if declared by the Board of Trustees. The 1940 Act or the terms of any borrowings or preferred shares may limit the payment of dividends to the holders of Shares. Each whole Share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the SEC. Upon liquidation of the Trust, after paying or adequately providing for the payment of all liabilities of the Trust and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Trust among the holders of the Shares. The Declaration of Trust provides that Shareholders are not liable for any liabilities of the Trust, requires inclusion of a clause to that effect in every agreement entered into by the Trust and indemnifies shareholders against any such liability. Although shareholders of an unincorporated business trust established under Massachusetts law, in certain limited circumstances, may be held personally liable for the obligations of the Trust as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.


     While there are any borrowings or preferred shares outstanding, the Trust may not be permitted to declare any cash dividend or other distribution on its Shares, unless at the time of such declaration, (1) all accrued dividends on preferred shares or accrued interest on borrowings have been paid and (2) the value of the Trust's total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Trust not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred shares (expected to equal the aggregate original purchase price of the outstanding preferred shares plus redemption premium, if any, together with any accrued and unpaid dividends thereon, whether or not earned or declared and on a cumulative basis). In addition to the requirements of the 1940 Act, the Trust may be required to comply with other asset coverage requirements as a condition of the Trust obtaining a rating of the preferred shares from a Rating Agency. These requirements may include an asset coverage test more stringent than under the 1940 Act. This limitation on the Trust's ability to make distributions on its Shares could in certain circumstances impair the ability of the Trust to maintain its qualification for taxation as a regulated investment company.

The Trust intends, however, to the extent possible to purchase or redeem preferred shares from time to time to maintain compliance with such asset coverage requirements and may pay special dividends to the holders of the preferred shares in certain circumstances in connection with any such impairment of the Trust's status as a regulated investment company. See "Investment Objective, Policies and Risks" and "Distributions and Taxes." Depending on the timing of any such redemption or repayment, the Trust may be required to pay a premium in addition to the liquidation preference of the preferred shares to the holders thereof.

     The Trust has no present intention of offering additional Shares, except as described herein. Other offerings of its Shares, if made, will require approval of the Board of Trustees. Any additional offering will not be sold at a price per Share below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing Shareholders or with the consent of a majority of the Trust's outstanding Shares. The Shares have no preemptive rights.

     The Trust generally will not issue Share certificates. However, upon written request to the Trust's transfer agent, a share certificate will be issued for any or all of the full Shares credited to an investor's account. Share certificates which have been issued to an investor may be returned at any time.

     Repurchase of Shares and Other Discount Measures. Because shares of closed-end management investment companies frequently trade at a discount to their net asset values, the Board of Trustees has determined that from time to time it may be in the interest of Shareholders for the Trust to take corrective actions. The Board of Trustees, in consultation with Eaton Vance, will review at least annually the possibility of open market repurchases and/or tender offers for the Shares and will consider such factors as the market price of the Shares, the net asset value of the Shares, the liquidity of the assets of the Trust, effect on the Trust's expenses, whether such transactions would impair the Trust's status as a regulated investment company or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions which may have a material effect on the Trust's ability to consummate such transactions. There are no assurances that the Board of Trustees will, in fact, decide to undertake either of these actions or if undertaken, that such actions will result in the Trust's Shares trading at a price which is equal to or approximates their net asset value. In recognition of the possibility that the Shares might trade at a discount to net asset value and that any such discount may not be in the interest of Shareholders, the Board of Trustees, in consultation with Eaton Vance, from time to time may review possible actions to reduce any such discount.

     Preferred Shares. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with preference rights, including preferred shares (the "Preferred Shares"), having a par value of $0.01 per share, in one or more series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Shareholders.

     Under the requirements of the 1940 Act, the Trust must, immediately after the issuance of any Preferred Shares, have an "asset coverage" of at least 200%. Asset coverage means the ratio which the value of the total assets of the Trust, less all liability and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness of the Trust, if any, plus the aggregate liquidation preference of the Preferred Shares. If the Trust seeks a rating of the Preferred Shares, asset coverage requirements, in addition to those set forth in the 1940 Act, may be imposed. The liquidation value of the Preferred Shares is expected to equal their aggregate original purchase price plus redemption premium, if any, together with any accrued and unpaid dividends thereon (on a cumulative basis), whether or not earned or declared. The terms of the Preferred Shares, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board of Trustees (subject to applicable law and the Trust's Declaration of Trust) if and when it authorizes the Preferred Shares. The Trust may issue Preferred Shares that provide for the periodic redetermination of the dividend rate at relatively short intervals through an auction or remarketing procedure, although the terms of the Preferred Shares may also enable the Trust to lengthen such intervals. At times, the dividend rate as redetermined on the Trust's Preferred Shares may approach or exceed the Trust's return after expenses on the investment of proceeds from the Preferred Shares and the Trust's leverage structure would result in a lower rate of return to Shareholders than if the Trust were not so structured.

     In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Trust, the terms of any Preferred Shares may entitle the holders of Preferred Shares to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus redemption premium, if any, together with accrued and unpaid dividends, whether or not earned or declared and on a cumulative basis) before any distribution of assets is made to holders of Shares. After payment of the full amount of the liquidating distribution to which they are entitled, the Preferred Shareholders would not be entitled to any further participation in any distribution of assets by the Trust.


     Holders of Preferred Shares, voting as a class, shall be entitled to elect two of the Trust's Trustees. Under the 1940 Act, if at any time dividends on the Preferred Shares are unpaid in an amount equal to two full years' dividends thereon, the holders of all outstanding Preferred Shares, voting as a class, will be allowed to elect a majority of the Trust's Trustees until all dividends in default have been paid or declared and set apart for payment. In addition, if required by the Rating Agency rating the Preferred Shares or if the Board of Trustees determines it to be in the best interests of the common shareholders, issuance of the Preferred Shares may result in more restrictive provisions than required by the 1940 Act being imposed. In this regard, holders of the Preferred Shares may be entitled to elect a majority of the Trust's Board of Trustees in other circumstances, for example, if one payment on the Preferred Shares is in arrears.


     The Trust currently intends to seek an investment grade rating for the Preferred Shares from one Rating Agency. The Trust intends that, as long as Preferred Shares are outstanding, the composition of its portfolio will reflect guidelines established by such Rating Agency. Although, as of the date hereof, no such Rating Agency has established guidelines relating to the Preferred Shares, based on previous guidelines established by such Rating Agencies for the securities of other issuers, the Trust anticipates that the guidelines with respect to the Preferred Shares will establish a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act. Although, at this time, no assurance can be given as to the nature or extent of the guidelines which may be imposed in connection with obtaining a rating of the Preferred Shares, the Trust currently anticipates that such guidelines will include asset coverage requirements which are more restrictive than those under the 1940 Act, restrictions on certain portfolio investments and investment practices, requirements that the Trust maintain a portion of its assets in short-term, high-quality, fixed-income securities and certain mandatory redemption requirements relating to the Preferred Shares. No assurance can be given that the guidelines actually imposed with respect to the Preferred Shares by such Rating Agency will be more or less restrictive than as described in this Prospectus.

     Anti-Takeover Provisions in the Declaration of Trust. The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Trust or to change the composition of its Board of Trustees, and could have the effect of depriving Shareholders of an opportunity to sell their Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Trust. These provisions may have the effect of discouraging attempts to acquire control of the Trust, which attempts could have the effect of increasing the expenses of the Trust and interfering with the normal operation of the Trust. The Board of Trustees is divided into three classes, with the term of one class expiring at each annual meeting of Shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. A Trustee may be removed from office only for cause by a written instrument signed by the remaining Trustees or by a vote of the holders of at least two-thirds of the class of Shares of the Trust that elected such Trustee and is entitled to vote on the matter.

     In addition, the Declaration of Trust requires the favorable vote of the holders of at least 75% of the outstanding shares of each class of the Trust, voting as a class, then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of a class of shares and their associates, unless the Board of Trustees shall by resolution have approved a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For purposes of these provisions, a 5%-or-greater holder of a class of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class of beneficial interest of the Trust. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Trust or any subsidiary of the Trust with or into any Principal Shareholder; (ii) the issuance of any securities of the Trust to any Principal Shareholder for cash;
(iii) the sale, lease or exchange of all or any substantial part of the assets of the Trust to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); or (iv) the sale, lease or exchange to the Trust or any subsidiary thereof, in exchange for securities of the Trust, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

     The Board of Trustees has determined that provisions with respect to the Board and the 75% voting requirements described above, which voting requirements are greater than the minimum requirements under Massachusetts law or the 1940 Act, are in the best interest of Shareholders generally. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.


     Conversion to Open-End Fund. The Trust may be converted to an open-end investment company at any time if approved by the lesser of (i) 2/3 or more of the Trust's then outstanding Shares and Preferred Shares (if any), each voting separately as a class, or (ii) more than 50% of the then outstanding Shares and Preferred Shares (if any), voting separately as a class if such conversion is recommended by at least 75% of the Trustees then in office. If approved in the foregoing manner, conversion of the Trust could not occur until 90 days after the Shareholders' meeting at which such conversion was approved and would also require at least 30 days' prior notice to all Shareholders. The composition of the Trust's portfolio likely would prohibit the Trust from complying with regulations of the SEC applicable to open-end investment companies. Accordingly, conversion likely would require significant changes in the Trust's investment policies and liquidation of a substantial portion of its relatively illiquid portfolio. Conversion of the Trust to an open-end investment company also would require the redemption of any outstanding Preferred Shares and could require the repayment of borrowings, which would eliminate the leveraged capital structure of the Trust with respect to the Shares. In the event of conversion, the Shares would cease to be listed on the American Stock Exchange or other national securities exchange or market system. The Board of Trustees believes, however, that the closed-end structure is desirable, given the Trust's investment objective and policies. Investors should assume, therefore, that it is unlikely that the Board of Trustees would vote to convert the Trust to an open-end investment company. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Trust expects to pay all such redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Trust were converted to an open-end fund, it is likely that new Shares would be sold at net asset value plus a sales load.

                                  UNDERWRITING

     The underwriters named below (the "Underwriters"), acting through PaineWebber Incorporated, 1285 Avenue of the Americas, New York, New York, as lead representative, and A.G. Edwards & Sons, Inc., Prudential Securities Incorporated, Salomon Smith Barney Inc., Crowell, Weedon & Co., EVEREN Securities, Inc. and Sutro & Co. Incorporated, as their representatives (together with PaineWebber Incorporated, the "Representatives"), have severally agreed, subject to the terms and conditions of the Underwriting Agreement with the Trust and Eaton Vance (the "Underwriting Agreement"), to purchase from the Trust the number of Shares set forth opposite their respective names. The Underwriters are committed to purchase all of such Shares if any are purchased.

                        UNDERWRITER                                 NUMBER OF SHARES
                        -----------                                 ----------------
PaineWebber Incorporated....................................
A.G. Edwards & Sons, Inc. ..................................
Prudential Securities Incorporated..........................
Salomon Smith Barney Inc....................................
Crowell, Weedon & Co. ......................................
EVEREN Securities, Inc. ....................................
Sutro & Co. Incorporated....................................
                                                                       ----------
          Total.............................................
                                                                       ==========

     The Trust has granted to the Underwriters an option, exercisable for 45 days from the date of this Prospectus to purchase up to an additional
Shares to cover over-allotments, if any, at the initial offering price. The Underwriters may exercise such option solely for the purpose of covering over-allotments incurred in the sale of the Shares offered hereby. To the extent that the Underwriters exercise this option, each of the Underwriters will have a firm commitment, subject to certain conditions, to purchase an additional number of Shares proportionate to such Underwriter's initial commitment.


     The Shares are offered by the Underwriters, subject to prior sale, when, as and if delivered to and accepted by the Underwriters and subject to their right to reject orders in whole or in part. As set forth in the notes to the table on the cover page of this Prospectus, Eaton Vance or an affiliate (not the Trust) from its own assets has agreed to pay a commission to the Underwriters in the amount of $0.45 per Share (4.50% of the public offering price per Share) or an aggregate amount of $ ($ assuming full exercise of the over-allotment option) for all Shares covered by this Prospectus. Such payment will be the legal obligation of Eaton Vance or an affiliate and made out of its own assets and will not in any way represent an obligation of the Trust or its Shareholders. The Representatives have advised the Trust that the Underwriters may pay up to $0.30 per Share from such payment received from Eaton Vance to selected dealers who sell the Shares and that the Underwriters and such dealers may reallow a concession of up to $ per Share to certain other dealers who sell Shares. Eaton Vance (or an affiliate) has agreed to pay all offering expenses of the Trust
that exceed $0.03 per share. Offering expenses include $          payment to the
Underwriters in partial reimbursement of their expenses.



     Prior to this offering, there has been no public market for the Shares or any other securities of the Trust. Shares have been approved for listing on the American Stock Exchange under the symbol "CEV." In order to meet the requirements for listing the Shares on the American Stock Exchange, the Underwriters have undertaken to sell lots of 100 or more Shares to a minimum of 400 beneficial holders. The minimum investment requirement is 100 Shares ($1,500).


     The Trust and Eaton Vance have each agreed to indemnify the several Underwriters for or to contribute to the losses arising out of certain liabilities, including liabilities under the Securities Act of 1933, as amended.

     The Trust has agreed not to offer or sell any additional Shares of the Trust, other than as contemplated by this Prospectus, for a period of 180 days after the date of the Underwriting Agreement without the prior written consent of the Underwriters.

     The Representatives have informed the Trust that the Underwriters do not intend to confirm sale to any accounts over which they exercise discretionary authority.

     In connection with this offering, the underwriters may purchase and sell Shares in the open market. These transactions may include over-allotment and stabilizing transactions and purchases to cover syndicate short positions created in connection with this offering. Stabilizing transactions consist of certain bids or purchases for the purpose of preventing or retarding a decline in the market price of the Shares and syndicate short positions involve the sale by the underwriters of a greater number of Shares than they are required to purchase from the Trust in this offering. The underwriters also may impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the Shares sold in this offering for their account, may be reclaimed by the syndicate if such Shares are repurchased by the syndicate in stabilizing or covering transactions. These activities may stabilize, maintain or otherwise affect the market price of the Shares, which may be higher than the price that might otherwise prevail in the open market; and these activities, if commenced, may be discontinued at any time without notice. These transactions may be effected on the New York Stock Exchange or otherwise.

     Under the terms of and subject to the conditions of the Underwriting Agreement, the Underwriters are committed to purchase and pay for all Shares offered hereby if any are purchased. The Underwriting Agreement provides that it may be terminated at or prior to the closing date for the purchase of the Shares if, in the judgement of the Representatives, payment for the delivery of the Shares is rendered impracticable or inadvisable because (1) trading in the equity securities of the Trust is suspended by the SEC, by an exchange that lists the Shares, or by the National Association of Securities Dealers Automated Quotation National Market System ("NASDAQ"), (2) trading in securities generally on the New York Stock Exchange or NASDAQ shall have been suspended or limited or minimum or maximum prices shall have been generally established on such exchange or over-the-counter market, (3) additional material governmental restrictions, not in force on the date of the Underwriting Agreement, have been imposed upon trading in securities generally or trading in securities generally has been suspended on any U.S. securities exchange, (4) a general banking moratorium has been established by federal or New York authorities, or (5) any material adverse change in the financial or securities markets in the United States or in political, financial or economic conditions in the United States or any outbreak or material escalation of hostilities or other calamity or crisis occurs, the effect of which is such as to make it impracticable to market any or all of the Shares. The Underwriting Agreement also may be terminated if any of the conditions specified in the Underwriting Agreement have not been fulfilled when and as required by such agreement.

     The Trust anticipates that the Representatives and certain other Underwriters may from time to time act as brokers or dealers in connection with the execution of its Trust transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as such brokers while they are Underwriters.


     As described below under "Shareholder Servicing Agent, Custodian and Transfer Agent," PaineWebber Incorporated will provide shareholder services to the Trust pursuant to a Shareholder Servicing Agreement with Eaton Vance. Eaton Vance will pay a monthly fee for such services on an annual basis equal to .10% of the average weekly gross assets of the Trust.


           SHAREHOLDER SERVICING AGENT, CUSTODIAN AND TRANSFER AGENT

     Pursuant to a Shareholder Servicing Agreement between PaineWebber Incorporated (the "Shareholder Servicing Agent") and Eaton Vance, the Shareholder Servicing Agent will (i) undertake to make public information pertaining to the Trust on an ongoing basis and to communicate to investors and prospective investors the Trust's features and benefits (including periodic seminars or conference calls, responses to questions from current or prospective shareholders and specific shareholder contact where appropriate); (ii) make available to investors and prospective investors market price, net asset value, yield and other information regarding the Trust, if reasonably obtainable, for the purpose of maintaining the visibility of the Trust in the investor community; (iii) at the request of Eaton Vance, provide certain economic research and statistical information and reports, if reasonably obtainable, on behalf of the Trust, and consult with representatives and Trustees of the Trust in connection therewith, which information and reports shall include: (a) statistical and financial market information with respect to the Trust's market performance and

(b) comparative information regarding the Trust and other closed-end management investment companies with respect to (1) the net asset value of their respective shares, (2) the respective market performance of the Trust and such other companies and (3) other relevant performance indicators; and (iv) at the request of Eaton Vance, provide information to and consult with the Board of Trustees with respect to applicable modifications to dividend policies or capital structure, repositioning or restructuring of the Trust, conversion of the Trust to an open-end investment company, liquidation or merger; provided, however, that under the terms of the Shareholder Servicing Agreement, the Shareholder Servicing Agent is not obligated to render any opinions, valuations or recommendations of any kind or to perform any such similar services. For these services, Eaton Vance will pay the Shareholder Servicing Agent a fee equal on an annual basis to .10% of the Trust's average weekly gross assets, payable in arrears at the end of each calendar month. Under the terms of the Shareholder Servicing Agreement, the Shareholder Servicing Agent is relieved from liability to Eaton Vance for any act or omission in the course of its performances under the Shareholder Servicing Agreement in the absence of gross negligence or willful misconduct by the Shareholder Servicing Agent. The Shareholder Servicing Agreement will continue for an initial term of two years and thereafter for successive one-year periods unless terminated by either party upon 60 days written notice.


     Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, MA 02116 is the custodian of the Trust and will maintain custody of the securities and cash of the Trust. IBT maintains the Trust's general ledger and computes net asset value per share at least weekly. IBT also attends to details in connection with the sale, exchange, substitution, transfer and other dealings with the Trust's investments, and receives and disburses all funds. IBT also assists in preparation of shareholder reports and the electronic filing of such reports with the SEC.

     First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123 is the transfer agent and dividend disbursing agent of the Trust.

                                 LEGAL OPINIONS

     It is expected that certain legal matters in connection with the Shares offered hereby will be passed upon for the Trust by Kirkpatrick & Lockhart LLP, and for the Underwriters by Skadden, Arps, Slate, Meagher & Flom LLP and its affiliated entities.

                             ADDITIONAL INFORMATION

     The Prospectus and the Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Trust has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations. The Statement of Additional Information can be obtained without charge by calling 1-800-225-6265.

     Statements contained in this Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Prospectus forms a part, each such statement being qualified in all respects by such reference.

         TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION


                                                              PAGE
                                                              ----
Additional Investment Information and Restrictions..........  B-2
Trustees and Officers.......................................  B-7
Investment Advisory and Other Services......................  B-10
Determination of Net Asset Value............................  B-11
Portfolio Trading...........................................  B-11
Taxes.......................................................  B-13
Other Information...........................................  B-15
Auditors....................................................  B-16
Financial Statements........................................  B-17
Independent Auditors' Report................................  B-19
Appendix A: Ratings of Municipal Bonds......................  B-20
Appendix B: Tax Equivalent Yield Table......................  B-25
Appendix C: California and U.S. Territory Information.......  B-26


                             TRUSTEES OF THE TRUST

JESSICA M. BIBLIOWICZ
President and Chief Operating Officer of John A. Levin & Co.

DONALD R. DWIGHT
President of Dwight Partners, Inc.

JAMES B. HAWKES
Chairman, President and Chief Executive Officer of Eaton Vance Corp.

SAMUEL L. HAYES, III
Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration

NORTON H. REAMER
Chairman and Chief Executive Officer of United Asset Management Corporation

LYNN A. STOUT
Professor of Law, Georgetown University Law Center

JACK L. TREYNOR
Investment Adviser and Consultant

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                            SHARES

                             EATON VANCE CALIFORNIA
                             MUNICIPAL INCOME TRUST

                             ---------------------
                             ---------------------

                               [EATON VANCE LOGO]

                             ----------------------
                                   PROSPECTUS
                             ----------------------
                            PAINEWEBBER INCORPORATED
                           A.G. EDWARDS & SONS, INC.
                       PRUDENTIAL SECURITIES INCORPORATED
                              SALOMON SMITH BARNEY
                             CROWELL, WEEDON & CO.
                            EVEREN SECURITIES, INC.
                            SUTRO & CO. INCORPORATED

                            ------------------------


                                JANUARY 26, 1999


     UNTIL             , 1999, ALL DEALERS EFFECTING TRANSACTIONS IN THE
REGISTERED SECURITIES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS. THIS IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.
                                                                       CE-CAMITP
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                 STATEMENT OF
                                                 ADDITIONAL INFORMATION
                                                 JANUARY 26, 1999

                        EATON VANCE CALIFORNIA MUNICIPAL
                                  INCOME TRUST
                               24 FEDERAL STREET
                          BOSTON, MASSACHUSETTS 02110
                                 (800) 225-6265

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                               TABLE OF CONTENTS


                                                              PAGE
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
Additional Investment Information and Restrictions..........   B-2
Trustees and Officers.......................................   B-7
Investment Advisory and Other Services......................  B-10
Determination of Net Asset Value............................  B-11
Portfolio Trading...........................................  B-11
Taxes.......................................................  B-13
Other Information...........................................  B-15
Auditors....................................................  B-15
Financial Statements........................................  B-16
Independent Auditors' Report................................  B-18
Appendix A: Ratings of Municipal Bonds......................  B-19
Appendix B: Tax Equivalent Yield Table......................  B-24
Appendix C: California and U.S. Territory Information.......  B-25


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     THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS
AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF EATON VANCE CALIFORNIA MUNICIPAL INCOME TRUST (THE "TRUST") DATED JANUARY 26, 1999, AS SUPPLEMENTED FROM TIME TO TIME, WHICH IS INCORPORATED HEREIN BY REFERENCE. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING YOUR FINANCIAL INTERMEDIARY OR CALLING THE TRUST AT 1-800-225-6265.

     Capitalized terms used in this Statement of Additional Information and not otherwise defined have the meanings given them in the Trust's Prospectus.

               ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS

     Municipal Obligations. Municipal obligations are issued to obtain funds for various public and private purposes. Municipal obligations include long-term obligations, which are often called municipal bonds, as well as tax-exempt commercial paper, project notes and municipal notes such as tax, revenue and bond anticipation notes of short maturity, generally less than three years. Market rates of interest available with respect to municipal obligations may be lower than those available with respect to taxable securities, although such differences may be partially or wholly offset by the effects of federal income tax on income derived from such taxable securities. While most municipal bonds pay a fixed rate of interest semi-annually in cash, some bonds pay no periodic cash interest but instead make a single payment at maturity representing both principal and interest. Municipal obligations may be issued or subsequently offered with interest coupons materially greater or less than those then prevailing, with price adjustments reflecting such deviation.

     In general, there are three categories of municipal obligations the interest on which is exempt from federal income tax and is not a tax preference item for purposes of the AMT: (i) certain "public purpose" obligations (whenever issued), which include obligations issued directly by state and local governments or their agencies to fulfill essential governmental functions; (ii) certain obligations issued before August 8, 1986 for the benefit of non-governmental persons or entities; and (iii) certain "private activity bonds" issued after August 7, 1986 which include "qualified Section 501(c)(3) bonds" or refundings of certain obligations included in the second category. Interest on certain "private activity bonds" issued after August 7, 1986 is exempt from regular federal income tax, but is treated as a tax preference item that could subject the recipient to or increase the recipient's liability for the AMT. For corporate shareholders, the Trust's distributions derived from interest on all municipal obligations (whenever issued) is included in "adjusted current earnings" for purposes of the AMT as applied to corporations (to the extent not already included in alternative minimum taxable income as income attributable to private activity bonds). In assessing the federal income tax treatment of interest on any such obligation, the Trust will rely on an opinion of the issuer's counsel (when available) obtained by the issuer or other reliable authority and will not undertake any independent verification thereof.

     The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate and amount.

     Revenue bonds are generally secured by the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water, sewer and solid waste disposal systems; highways, bridges and tunnels; port, airport and parking facilities; transportation systems; housing facilities, colleges and universities and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without legal obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are normally secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations. Such payments are usually subject to annual appropriations by the state or locality. Industrial development and pollution control bonds, although nominally issued by municipal authorities, are in most cases revenue bonds and are generally not secured by the taxing power of the municipality, but are usually secured by the revenues derived by the authority from payments of the industrial user or users. The Trust may on occasion acquire revenue bonds which carry warrants or similar rights covering equity securities. Such warrants or rights may be held indefinitely, but if exercised, the Trust anticipates that it would, under normal circumstances, dispose of any equity securities so acquired within a reasonable period of time.

     The obligations of any person or entity to pay the principal of and interest on a municipal obligation are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of any person or entity to pay when due principal of and interest on a municipal obligation may be materially affected. There have been recent instances of defaults and bankruptcies involving municipal obligations which were not foreseen by the financial and investment communities. The Trust will take whatever action it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of either the issuer of any municipal obligation or of the underlying source of funds for debt service. Such action may include retaining the services of various persons or firms (including affiliates of the Adviser) to evaluate or protect any real estate, facilities or other assets securing any such obligation or acquired by the Trust as a result of any such event, and the Trust may also manage (or engage other persons to manage) or otherwise deal with any real estate, facilities or other assets so acquired. The Trust anticipates that real estate consulting and management services may be required with respect to properties securing various municipal obligations in its portfolio or subsequently acquired by the Trust. The Trust will incur additional expenditures in taking protective action with respect to portfolio obligations in default and assets securing such obligations. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Trust may take possession of and manage the assets or have a receiver appointed to collect and disburse pledged revenues securing the issuer's obligations on such securities, which may increase the operating expenses and adversely affect the net asset value of the Trust. Any income derived from the ownership of operation of such assets may not be tax-exempt. In addition, the Trust's intention to qualify as a "regulated investment company" ("RIC") under the Code may limit the extent to which the Trust may exercise its rights by taking possession of such assets, because as a RIC, the Trust is subject to certain limitations on its investments and on the nature of its income.

     The yields on municipal obligations are dependent on a variety of factors, including purposes of issue and source of funds for repayment, general money market conditions, general conditions of the municipal bond market, size of a particular offering, maturity of the obligation and rating of the issue. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the municipal obligations which they undertake to rate. It should be emphasized, however, that ratings are based on judgment and are not absolute standards of quality. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. In addition, the market price of municipal obligations will normally fluctuate with changes in interest rates, and therefore the net asset value of the Trust will be affected by such changes.

     State Concentration. The Trust normally will invest 65% or more of its total assets in municipal obligations of issuers located in California, and may invest 25% or more of its total assets in a U.S. territory (Puerto Rico, the U.S. Virgin Islands and Guam). When the Trust does so, it will be sensitive to factors affecting that jurisdiction, such as changes in the economy, decreases in tax collection or the tax base, legislation which limits taxes and changes in issuer credit ratings. Moody's currently rates Puerto Rico general obligations Baa while S&P rates them A.

     Economic Sector Concentration. The Trust may invest 25% or more of its total assets in municipal obligations of issuers in the same economic sector. There could be economic, business or political developments which might affect all municipal obligations in a particular economic sector. In particular, investments in the industrial revenue bonds listed above might involve (without limitation) the following risks.

     Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. Among the influences affecting a hospital's gross receipts and net income available to service its debt are demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding and possible federal legislation limiting the rates of increase of hospital charges.

     Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by safety and environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices and in achieving timely and adequate rate relief from regulatory commissions, effects of energy conservation and limitations on the capacity of the capital market to absorb utility debt.

     Bonds to finance life care facilities are normally secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues sufficient to meet debt service payments. Moreover, since a portion of housing, medical care and other services may be financed by an initial deposit, it is important that the facility maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures is an important factor in this process. The facilities may also be affected adversely by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector.

     Municipal Leases. The Trust may invest in municipal leases and participations therein, which arrangements frequently involve special risks. Municipal leases are obligations in the form of a lease or installment purchase arrangement which is issued by state or local governments to acquire equipment and facilities. Interest income from such obligations is generally exempt from local and state taxes in the state of issuance. "Participations" in such leases are undivided interests in a portion of the total obligation. Participations entitle their holders to receive a pro rata share of all payments under the lease. The obligation of the issuer to meet its obligations under such leases is often subject to the appropriation by the appropriate legislative body, on an annual or other basis, of funds for the payment of the obligations. Investments in municipal leases are thus subject to the risk that the legislative body will not make the necessary appropriation and the issuer will not otherwise be willing or able to meet its obligation. Certain municipal lease obligations are illiquid.

     When-Issued Securities. New issues of municipal obligations are sometimes offered on a "when-issued" basis, that is, delivery and payment for the securities normally take place within a specified number of days after the date of the Trust's commitment and are subject to certain conditions such as the issuance of satisfactory legal opinions. The Trust may also purchase securities on a when-issued basis pursuant to refunding contracts in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts generally require the issuer to sell and the Trust to buy such securities on a settlement date that could be several months or several years in the future. The Trust may also purchase instruments that give the Trust the option to purchase a municipal obligation when and if issued.

     The Trust will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but may sell such securities before the settlement date if it is deemed advisable as a matter of investment strategy. The payment obligation and the interest rate that will be received on the securities are fixed at the time the Trust enters into the purchase commitment. When the Trust commits to purchase a security on a when-issued basis it records the transaction and reflects the value of the security in determining its net asset value. Securities purchased on a when-issued basis and the securities held by the Trust are subject to changes in value based upon the perception of the creditworthiness of the issuer and changes in the level of interest rates (i.e. appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent that the Trust remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be greater fluctuations in the Trust's net asset value than if it set aside cash to pay for when-issued securities.

     Redemption, Demand and Put Features, and Put Options. Issuers of municipal obligations reserve the right to call (redeem) the bond. If an issuer redeems securities held by the Trust during a time of declining interest rates, the Trust may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed. Also, some bonds may have "put" or "demand" features that allow early redemption by the bondholder. Longer term fixed-rate bonds may give the holder a right to request redemption at certain times (often annually after the lapse of an intermediate term). These bonds are more defensive than conventional long term bonds because they may protect to some degree against a rise in interest rates.

     Liquidity and Protective Put Options. The Trust may also enter into a separate agreement with the seller of a security or some other person granting the Trust the right to put the security to the seller thereof or the other person at an agreed upon price. Such agreements are subject to the risk of default by the other party, although the Trust intends to limit this type of transaction to institutions (such as banks or securities dealers) which the Adviser believes present minimal credit risks. The Trust would engage in this type of transaction to facilitate portfolio liquidity or (if the seller so agrees) to hedge against rising interest rates. There is no assurance that this kind of put option will be available to the Trust or that selling institutions will be willing to permit the Trust to exercise a put to hedge against rising interest rates. The Trust does not expect to assign any value to any separate put option which may be acquired to facilitate portfolio liquidity, inasmuch as the value (if any) of the put will be reflected in the value assigned to the associated security; any put acquired for hedging purposes would be valued in good faith under methods or procedures established by the Trustees of the Trust after consideration of all relevant factors, including its expiration date, the price volatility of the associated security, the difference between the market price of the associated security and the exercise price of the put, the creditworthiness of the issuer of the put and the market prices of comparable put options. Interest income generated by certain bonds having put or demand features may be taxable.

     Illiquid Obligations. At times, a substantial portion of the Trust's assets may be invested in securities as to which the Trust, by itself or together with other accounts managed by the Adviser and its affiliates, holds a major portion or all of such securities. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Trust could find it more difficult to sell such securities when the Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Trust's net asset value.

     The secondary market for some municipal obligations issued within a state (including issues which are privately placed with the Trust) is less liquid than that for taxable debt obligations or other more widely traded municipal obligations. No established resale market exists for certain of the municipal obligations in which the Trust may invest. The market for obligations rated below investment grade is also likely to be less liquid than the market for higher rated obligations. As a result, the Trust may be unable to dispose of these municipal obligations at times when it would otherwise wish to do so at the prices at which they are valued.

     Futures Contracts and Options on Futures Contracts. A change in the level of interest rates may affect the value of the securities held by the Trust (or of securities that the Trust expects to purchase). To hedge against changes in rates or as a substitute for the purchase of securities, the Trust may enter into (i) futures contracts for the purchase or sale of debt securities and (ii) futures contracts on securities indices. All futures contracts entered into by the Trust are traded on exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant exchange. The Trust may purchase and write call and put options on futures contracts which are traded on a United States or foreign exchange or board of trade. The Trust will be required, in connection with transactions in futures contracts and the writing of options on futures, to make margin deposits, which will be held by the Trust's custodian for the benefit of the futures commission merchant through whom the Trust engages in such futures and options transactions.

     Some futures contracts and options thereon may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit transactions in an exchange-traded instrument, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Trust from closing out positions and limiting its losses.

     The Trust will engage in futures and related options transactions for bona fide hedging purposes or non-hedging purposes as defined in or permitted by CFTC regulations. The Trust will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Trust or which it expects to purchase. The Trust will engage in transactions in futures and related options contracts only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a RIC for federal income tax purposes.

     Investment Restrictions. The following investment restrictions of the Trust are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Trust's outstanding voting securities, which as used in this Statement of Additional Information means the lesser of (a) 67% of the shares of the Trust present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of the outstanding shares of the Trust. As a matter of fundamental policy the Trust may not:

          (1) Borrow money, except as permitted by the 1940 Act;

          (2) Issue senior securities, as defined in the 1940 Act, other than
     (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (1) above;

          (3) Purchase securities on margin (but the Trust may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The purchase of investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin;

          (4) Underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act of 1933 in selling or disposing of a portfolio investment;

          (5) Make loans to other persons, except by (a) the acquisition of loan interests, debt securities and other obligations in which the Trust is authorized to invest in accordance with its investment objective and policies, (b) entering into repurchase agreements, and (c) lending its portfolio securities;

          (6) Purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate and securities of issuers which invest or deal in real estate. The Trust reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities;

          (7) Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices or other financial instruments; or

          (8) Invest more than 25% of its total assets in securities of issuers in any one industry.

     For purposes of the Trust's investment restrictions, the determination of the "issuer" of a municipal obligation which is not a general obligation bond will be made by the Adviser on the basis of the characteristics of the obligation and other relevant factors, the most significant of which is the source of funds committed to meeting interest and principal payments of such obligation.


     For purposes of construing restriction (8), securities of the U.S. Government, its agencies, or instrumentalities, and securities, including California municipal obligations, backed by the credit of a governmental entity are not considered to represent industries. However, California municipal obligations backed only by the assets and revenues of non-governmental users may for this purpose be deemed to be issued by such non-governmental users. Thus, the 25% limitation would apply to such obligations. As discussed previously in this section and in the Prospectus, it is nonetheless possible that the Trust may invest more than 25% of its total assets in a broader economic sector of the market for California municipal obligations, such as revenue obligations of hospitals and other health care facilities or electrical utility revenue obligations. The Trust reserves the right to invest more than 25% of its assets in industrial development bonds and private activity securities.

     The Trust has adopted the following nonfundamental investment policy which may be changed by the Trustees without approval of the Trust's shareholders. As a matter of nonfundamental policy, the Trust may not make short sales of securities or maintain a short position, unless at all times when a short position is open it either owns an equal amount of such securities or owns securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short.

     Upon Board of Trustee approval the Trust may invest more than 10% of its total assets in one or more other management investment companies (or may invest in affiliated investment companies) to the extent permitted by the 1940 Act and rules thereunder.

     Whenever an investment policy or investment restriction set forth in the Prospectus or this Statement of Additional Information states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Trust's acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances will not compel the Trust to dispose of such security or other asset. Notwithstanding the foregoing, the Trust must always be in compliance with the borrowing policies set forth above.

                             TRUSTEES AND OFFICERS

     The Trust's Trustees and officers are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Unless otherwise noted, the business address of each Trustee and officer is 24 Federal Street, Boston, Massachusetts 02110. Those Trustees who are "interested persons" of the Trust as defined in the 1940 Act by virtue of their affiliation with Eaton Vance, BMR, EVC or EV, are indicated by an asterisk(*).

JESSICA M. BIBLIOWICZ (38), TRUSTEE (1)

President and Chief Operating Officer of John A. Levin & Co. (a registered investment advisor) (since July 1997) and a Director of Baker, Fentress & Company which owns John A. Levin & Co. (since July 1997). Formerly Executive Vice President of Smith Barney Mutual Funds (from July 1994 to June 1997). Trustee of various investment companies managed by Eaton Vance or BMR since October 30, 1998.
Address: One Rockefeller Plaza, New York, New York 10020

DONALD R. DWIGHT (67), TRUSTEE (1)

President of Dwight Partners, Inc. (a corporate relations and communications company). Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Clover Mill Lane, Lyme, New Hampshire 03768

JAMES B. HAWKES (57), VICE PRESIDENT AND TRUSTEE* (2)

Chairman, President and Chief Executive Officer of Eaton Vance, BMR and their corporate parent and trustee (EVC and EV). Director of EVC and EV. Trustee and officer of various investment companies managed by Eaton Vance or BMR.

SAMUEL L. HAYES, III (63), TRUSTEE (2)

Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Trustee of Kobrick-Cendant Investment Trust (mutual funds). Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 345 Nahatan Road, Westwood, Massachusetts 02090

NORTON H. REAMER (63), TRUSTEE (3)

Chairman of the Board and Chief Executive Officer, United Asset Management Corporation (a holding company owning institutional investment management firms); Chairman, President and Director of UAM Funds (mutual funds). Trustee of various investment companies managed by Eaton Vance or BMR.
Address: One International Place, Boston, Massachusetts 02110

LYNN A. STOUT (41), TRUSTEE (3)

Professor of Law, Georgetown University Law Center. Trustee of various investment companies managed by Eaton Vance or BMR since October 30, 1998.
Address: 600 New Jersey Avenue, NW, Washington, DC 20001.

JACK L. TREYNOR (68), TRUSTEE (3)

Investment Adviser and Consultant. Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 504 Via Almar, Palos Verdes Estates, California 90274

THOMAS J. FETTER (55), PRESIDENT

Vice President of Eaton Vance and BMR. Officer of various investment companies managed by Eaton Vance or BMR.

CYNTHIA J. CLEMSON (35), VICE PRESIDENT

Vice President of Eaton Vance and BMR. Officer of various investment companies managed by Eaton Vance or BMR.

ROBERT B. MACINTOSH (41), VICE PRESIDENT

Vice President of Eaton Vance and BMR. Officer of various investment companies managed by Eaton Vance or BMR.

JAMES L. O'CONNOR (53), TREASURER

Vice President of Eaton Vance and BMR. Officer of various investment companies managed by Eaton Vance or BMR.

ALAN R. DYNNER (58), SECRETARY

Vice President and Chief Legal Officer of Eaton Vance, BMR, EVC and EV since November 1, 1996. Previously, he was a Partner of the law firm of Kirkpatrick & Lockhart LLP, New York and Washington, D.C., and was Executive Vice President of Neuberger & Berman Management, Inc., a mutual fund management company. Officer of various investment companies managed by Eaton Vance or BMR.

JANET E. SANDERS (62), ASSISTANT TREASURER AND ASSISTANT SECRETARY

Vice President of Eaton Vance and BMR. Officer of various investment companies managed by Eaton Vance or BMR.

A. JOHN MURPHY (35), ASSISTANT SECRETARY

Vice President of Eaton Vance and BMR. Officer of various investment companies managed by Eaton Vance or BMR.

ERIC G. WOODBURY (41), ASSISTANT SECRETARY

Vice President of Eaton Vance and BMR. Officer of various investment companies managed by Eaton Vance or BMR.


----------

(1) Class I Trustee whose term expires after 1999.

(2) Class II Trustee whose term expires after 2000.

(3) Class III Trustee whose term expires after 2001.

     Messrs. Hayes (Chairman) and Reamer and Ms. Stout are members of the Special Committee of the Board of Trustees of the Trust. The purpose of the Special Committee is to consider, evaluate and make recommendations to the full Board of Trustees concerning (i) all contractual arrangements with service providers to the Trust, including investment advisory, administrative, transfer agency, custodial and fund accounting and distribution services, and (ii) all other matters in which Eaton Vance or its affiliates has any actual or potential conflict of interest with the Trust or its shareholders.

     The Nominating Committee of the Board of Trustees of the Trust is comprised of four Trustees who are not "interested persons" as that term is defined under the 1940 Act ("noninterested Trustees"). The Committee has four-year staggered terms, with one member rotating off the Committee to be replaced by another noninterested Trustee. The purpose of the Committee is to recommend to the Board nominees for the position of noninterested Trustee and to assure that at least a majority of the Board of Trustees is independent of Eaton Vance and its affiliates.

     Messrs. Treynor (Chairman) and Dwight are members of the Audit Committee of the Board of Trustees of the Trust. The Audit Committee's functions include making recommendations to the Trustees regarding the selection of the independent certified public accountants, and reviewing matters relative to trading and brokerage policies and practices, accounting and auditing practices and procedures, accounting records, internal accounting controls, and the functions performed by the custodian, transfer agent and dividend disbursing agent of the Trust.

     Trustees of the Trust who are not affiliated with the Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Trustees' Plan"). Under the Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested by the Trust in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Trustees' Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Trustees' Plan will have a negligible effect on the Trust's assets, liabilities, and net income per share, and will not obligate the Trust to retain the services of any Trustee or obligate the Trust to pay any particular level of compensation to the Trustee. The Trust does not have a retirement plan for its Trustees.

     The fees and expenses of the noninterested Trustees of the Trust are paid by the Trust. (The Trustees of the Trust who are members of the Eaton Vance organization receive no compensation from the Trust.) During the year ended December 31, 1998, the noninterested Trustees of the Trust earned the compensation set forth below in their capacities as Trustees from the funds in the Eaton Vance fund complex(1). It is estimated that the noninterested Trustees will receive from the Trust the amounts set forth below for the fiscal year ending November 30, 1999.

                                             ESTIMATED        TOTAL COMPENSATION
                                            COMPENSATION             FROM
NAME                                         FROM TRUST          FUND COMPLEX
----                                        ------------      ------------------
Jessica M. Bibliowicz.....................      $385                    N/A
Donald R. Dwight..........................       385               $156,250(2)
Samuel L. Hayes, III......................       381                166,250(3)
Norton H. Reamer..........................       374                156,250
Lynn A. Stout.............................       385                    N/A
Jack L. Treynor...........................       422                165,000


----------

(1) As of January 1, 1999 the Eaton Vance fund complex consisted of 143 registered investment companies or series thereof.

(2) Includes $56,250 of deferred compensation.

(3) Includes $41,563 of deferred compensation.

                     INVESTMENT ADVISORY AND OTHER SERVICES

     Eaton Vance, its affiliates and its predecessor companies have been managing assets of individuals and institutions since 1924 and of investment companies since 1931. They maintain a large staff of experienced fixed-income and equity investment professionals to service the needs of their clients. The fixed-income division focuses on all kinds of taxable investment-grade and high-yield securities, tax-exempt investment-grade and high-yield securities, and U.S. Government securities. The equity division covers stocks ranging from blue chip to emerging growth companies. Eaton Vance and its affiliates act as adviser to a family of mutual funds, and individual and various institutional accounts, including corporations, hospitals, retirement plans, universities, foundations and trusts.

     The Trust will be responsible for all of its costs and expenses not expressly stated to be payable by Eaton Vance under the Advisory Agreement or Administration Agreement. Such costs and expenses to be borne by the Trust include, without limitation: custody and transfer agency fees and expenses, including those incurred for determining net asset value and keeping accounting books and records; expenses of pricing and valuation services; the cost of share certificates; membership dues in investment company organizations; expenses of acquiring, holding and disposing of securities and other investments; fees and expenses of registering under the securities laws, stock exchange listing fees and governmental fees; rating agency fees and preferred share remarketing expenses; expenses of reports to shareholders, proxy statements and other expenses of shareholders' meetings; insurance premiums; printing and mailing expenses; interest, taxes and corporate fees; legal and accounting expenses; compensation and expenses of Trustees not affiliated with Eaton Vance; expenses of conducting repurchase offers for the purpose of repurchasing Trust shares; and investment advisory and administration fees. The Trust will also bear expenses incurred in connection with any litigation in which the Trust is a party and any legal obligation to indemnify its officers and Trustees with respect thereto, to the extent not covered by insurance.

     The Advisory Agreement with the Adviser continues in effect to February 28, 2000 and from year to year so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Trust or of the Adviser cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Trust or by vote of a majority of the outstanding interests of the Trust. The Trust's Administration Agreement continues in effect from year to year so long as such continuance is approved at least annually by the vote of a majority of the Trust's Trustees. Each agreement may be terminated at any time without penalty on sixty (60) days' written notice by the Trustees of the Trust or Eaton Vance, as applicable, or by vote of the majority of the outstanding shares of the Trust. Each agreement will terminate automatically in the event of its assignment. Each agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Trust under such agreements on the part of Eaton Vance, Eaton Vance shall not be liable to the Trust for any loss incurred, to the extent not covered by insurance.

     BMR and Eaton Vance are business trusts organized under Massachusetts law. Eaton Vance, Inc. ("EV") serves as trustee of BMR and Eaton Vance. BMR, Eaton Vance and EV are wholly-owned subsidiaries of Eaton Vance Corporation ("EVC"), a Maryland corporation and publicly-held holding company. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Directors of EVC are James B. Hawkes, Benjamin A. Rowland, Jr., John G.L. Cabot, John M. Nelson, Vincent M. O'Reilly and Ralph Z. Sorenson. All of the issued and outstanding shares of Eaton Vance are owned by EVC. All of the issued and outstanding shares of BMR are owned by Eaton Vance. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Messrs. Hawkes, Rowland, and Alan R. Dynner, Thomas E. Faust, Jr., Thomas J. Fetter, Duncan Richardson, William M. Steul and Wharton P. Whitaker. The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of BMR and Eaton Vance who are also officers, or officers and Directors of EVC and EV. As indicated under "Trustees and Officers", all of the officers of the Trust (as well as Mr. Hawkes who is also a Trustee) hold positions in the Eaton Vance organization.

     EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including the custodian of the Trust, IBT. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Trust and such banks.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value per Share of the Trust is determined no less frequently than weekly, generally on the last day of the week that the New York Stock Exchange (the "Exchange") is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). The Trust's net asset value per Share is determined by IBT, in the manner authorized by the Trustees of the Trust. Net asset value is computed by dividing the value of the Trust's total assets, less its liabilities by the number of shares outstanding.

     Inasmuch as the market for municipal obligations is a dealer market with no central trading location or continuous quotation system, it is not feasible to obtain last transaction prices for most municipal obligations held by the Trust, and such obligations, including those purchased on a when-issued basis, will normally be valued on the basis of valuations furnished by a pricing service. The pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities, various relationships between securities, and yield to maturity in determining value. Taxable obligations for which price quotations are readily available normally will be valued at the mean between the latest available bid and asked prices. Open futures positions on debt securities are valued at the most recent settlement prices, unless such price does not reflect the fair value of the contract, in which case the positions will be valued by or at the direction of the Trustees. Other assets are valued at fair value using methods determined in good faith by the Trustees.

                               PORTFOLIO TRADING

     Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by the Adviser. The Adviser is also responsible for the execution of transactions for all other accounts managed by it. The Adviser places the portfolio security transactions of the Trust and of all other accounts managed by it for execution with many firms. The Adviser uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous to the Trust and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, the Adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the full range and quality of the executing firm's services, the value of the brokerage and research services provided, the responsiveness of the firm to the Adviser, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any. Municipal obligations, including state obligations, purchased and sold by the Trust are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such obligations. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market for such obligations, and the difference between the bid and asked price is customarily referred to as the spread. The Trust may also purchase municipal obligations from underwriters, and dealers in fixed price offerings, the cost of which may include undisclosed fees and concessions to the underwriters. On occasion it may be necessary or appropriate to purchase or sell a security through a broker on an agency basis, in which case the Trust will incur a brokerage commission. Although spreads or commissions on portfolio security transactions will, in the judgment of the Adviser, be reasonable in relation to the value of the services provided, spreads or commissions exceeding those which another firm might charge may be paid to firms who were selected to execute transactions on behalf of the Trust and the Adviser's other clients for providing brokerage and research services to the Adviser.

     As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction on behalf of the Trust may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of that particular transaction or on the basis of overall responsibilities which the Adviser and its affiliates have for accounts over which they exercise investment discretion. In making any such determination, the Adviser will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the commission should be related to such services. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.

     It is a common practice of the investment advisory industry and of the Advisers of investment companies, institutions and other investors to receive research, analytical, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealer firms which execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, the Adviser receives Research Services from many broker-dealer firms with which the Adviser places the Trust's transactions and from third parties with which these broker-dealers have arrangements. These Research Services include such matters as general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, proxy voting data and analysis services, technical analysis of various aspects of the securities market, recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by the Adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to the Adviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The advisory fee paid by the Trust is not reduced because the Adviser receives such Research Services. The Adviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and attempts to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which the Adviser believes are useful or of value to it in rendering investment advisory services to its clients.

     The Trust and the Adviser may also receive Research Services from underwriters and dealers in fixed-price offerings, which Research Services are reviewed and evaluated by the Adviser in connection with its investment responsibilities. The investment companies sponsored by the Adviser or BMR may allocate trades in such offerings to acquire information relating to the performance, fees and expenses of such companies and other mutual funds, which information is used by the Trustees of such companies to fulfill their responsibility to oversee the quality of the services provided by various entities, including the Adviser, to such companies. Such companies may also pay cash for such information.

     Subject to the requirement that the Adviser shall use its best efforts to seek and execute portfolio security transactions at advantageous prices and at reasonably competitive spreads or commission rates, the Adviser is authorized to consider as a factor in the selection of any broker-dealer firm with whom portfolio orders may be placed the fact that such firm has sold or is selling shares of the Trust or of other investment companies sponsored by the Adviser. This policy is not inconsistent with a rule of the National Association of Securities Dealers, Inc. ("NASD"), which rule provides that no firm which is a member of the NASD shall favor or disfavor the distribution of shares of any particular investment company or group of investment companies on the basis of brokerage commissions received or expected by such firm from any source.

     Municipal obligations considered as investments for the Trust may also be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Trust and one or more of such other accounts simultaneously, the Adviser will allocate the security transactions (including "hot" issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Trust will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the Adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Trust from time to time, it is the opinion of the Trustees of the Trust that the benefits from the Adviser's organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

                                     TAXES

     The Trust has elected to be, and intends to qualify for treatment each year, as a RIC under the Code. Accordingly, the Trust intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net investment income (including tax-exempt income) and net capital gains in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status. By doing so, the Trust will avoid any federal income tax on any income and gains it distributes to its shareholders. If the Trust failed to qualify as a RIC for any taxable year, it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and the shareholders would treat all distributions, including those that otherwise would qualify as "exempt-interest dividends" (described below), as dividends (that is, ordinary income) to the extent of the Trusts' earnings and profits.

     To avoid incurring a federal excise tax obligation, the Trust must distribute (or be deemed to have distributed) each calendar year (i) at least 98% of its ordinary income (not including tax-exempt income) for that year, (ii) at least 98% of its capital gain net income (which is the excess of its realized capital gains over its realized capital losses), generally computed on the basis of the one-year period ending on October 31 of that year, after reduction by any available capital loss carryforwards and (iii) 100% of certain other amounts. Under current law, provided that the Trust qualifies as a RIC, it should not be liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

     The Trust's investment in zero coupon and certain other securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. The Trust may be required to liquidate securities that it might otherwise have continued to hold in order to generate cash to enable it to distribute that income to Trust shareholders and thereby remain qualified for treatment as a RIC and avoid imposition of the excise tax described above.

     Investments in lower-rated or unrated securities may present special tax issues for the Trust to the extent that the issuers of these securities default on their obligations pertaining thereto. The federal tax law is not entirely clear regarding the consequences of the Trust's taking certain positions in connection with ownership of distressed securities. For example, there is uncertainty regarding: (i) when the Trust may or must cease to accrue interest, original issue discount, or market discount on these securities; (ii) when and to what extent deductions may be taken for bad debts or worthless securities;
(iii) how payments received on obligations in default should be allocated between principal and income; and (iv) whether exchanges of debt obligations in a workout context are taxable.

     Distributions by the Trust of net tax-exempt interest income that are properly designated as "exempt-interest dividends" may be treated by shareholders as interest excludable from gross income under Section 103(a) of the Code. For the Trust to be able to pay exempt-interest dividends, the Trust must, and intends to, satisfy the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from regular federal income tax under Code Section 103(a). The portion of exempt-interest dividends attributable to interest on certain municipal obligations is treated as a tax preference item for purposes of the AMT. Shareholders are required to report tax-exempt interest dividends on their federal income tax returns.

     If the Trust issues preferred shares, the Trust will designate distributions made to holders of Shares and to holders of those preferred shares in accordance with each class's proportionate share of each item of Trust income (such as tax-exempt interest, net capital gains and other taxable income).

     A portion of exempt-interest dividends paid by the Trust will not be tax-exempt to any shareholder who is a "substantial user" of the facilities financed by tax-exempt obligations held by the Trust or "related persons" of such substantial users.

     Any recognized gain or other income attributable to market discount on long-term tax-exempt municipal obligations (i.e., obligations with a term of more than one year) other than, in general, at their original issue, is taxable as ordinary income. Such an obligation is generally treated as acquired at a market discount if purchased after its original issue at a price less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount, or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, subject to a de minimis exclusion.

     From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on certain types of municipal obligations, and it can be expected that similar proposals may be introduced in the future. If any such proposals were enacted, the availability of municipal obligations for investment by the Trust and the value of the securities it held may be affected.

     The Trust may realize some capital gains (and/or losses) as a result of market transactions, including sales of portfolio securities and rights to when-issued securities and options and futures transactions. The Trust may also realize taxable income from certain short-term taxable obligations, securities loans, a portion of discount with respect to certain stripped municipal obligations or their stripped coupons, and certain realized gains or income attributable to accrued market discount. Any distributions by the Trust of those capital gains or taxable income would be taxable to its shareholders. However, it is expected that such amounts, if any, would normally be insubstantial in relation to the tax-exempt interest earned by the Trust. Certain distributions declared in October, November or December and paid the following January may be taxed to shareholders as if received on December 31 of the year in which they are declared.

     The Trust's transactions in options and futures contracts will be subject to special tax rules that may affect the amount, timing and character of Trust distributions to shareholders. For example, certain positions held by the Trust on the last business day of each taxable year will be "marked to market" (i.e., treated as if closed out on that day), and any resulting gain or loss (in addition to gain or loss from actual dispositions of such positions) will generally be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Trust that substantially diminish the Trust's risk of loss with respect to other positions in its portfolio may constitute "straddles," which are subject to tax rules that may cause deferral of Trust losses, adjustments in the holding period of portfolio securities, and conversion of short-term capital losses into long-term capital losses. The Trust may have to limit its activities in options and futures contracts in order to enable it to maintain its RIC status.

     Any loss realized upon the sale or exchange of Shares held by a Shareholder for six months or less will be disallowed to the extent the shareholder has received exempt-interest dividends with respect to those shares, and any such loss that exceeds the disallowed amount will be treated as a long-term capital loss to the extent of any distribution of net capital gain with respect to those shares. In addition, a loss realized on a sale of Shares will be disallowed to the extent the shareholder acquires other Shares (whether through the reinvestment of distributions or otherwise) within the period beginning 30 days before the sale and ending 30 days after the sale.

     Taxable dividends (including capital gain dividends) payable by the Trust to individuals and certain other non-corporate shareholders who have not provided the Trust with their correct taxpayer identification number ("TIN") and certain certifications required by the Internal Revenue Service ("IRS"), as well as shareholders with respect to whom the Trust has received certain notifications from the IRS are subject to "backup" withholding of federal income tax at a rate of 31%. An individual's TIN is generally his or her social security number.

     The Trust is not appropriate for non-U.S. investors or as a retirement plan investment.

     The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state or local tax consequences of investing in the Trust.

                               OTHER INFORMATION

     The Trust is an organization of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, Shareholders of such a trust may, in certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of Shareholder liability in connection with the Trust property or the acts, obligations or affairs of the Trust. The Declaration of Trust also provides for indemnification out of the Trust property of any Shareholder held personally liable for the claims and liabilities to which a Shareholder may become subject by reason of being or having been a Shareholder. Thus, the risk of a Shareholder incurring financial loss on account of Shareholder liability is limited to circumstances in which the Trust itself is unable to meet its obligations. The Trust believes the risk of any Shareholder incurring any liability for the obligations of the Trust is remote.

     The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust protects a Trustee against any liability to the Trust or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Voting rights are not cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in such event, the holders of the remaining less than 50% of the shares voting on the matter will not be able to elect any Trustees.

     The Declaration of Trust provides that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him from that office either by a written declaration filed with the Trust's custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that the Trustees of the Trust shall promptly call a meeting of the shareholders for the purpose of voting upon a question of removal of any such Trustee or Trustees when requested in writing so to do by the record holders of not less than 10 per centum of the outstanding shares.

     The Trust's Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its Rules and Regulations.

                                    AUDITORS

     Deloitte & Touche LLP, 125 Summer Street, Boston, Massachusetts, are the independent accountants for the Trust, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

                 EATON VANCE CALIFORNIA MUNICIPAL INCOME TRUST

                      STATEMENT OF ASSETS AND LIABILITIES
                                JANUARY 21, 1999


ASSETS:
     Cash...................................................  $100,000
     Deferred initial offering expenses.....................   100,000
     Receivable from Investment Adviser for expenses
      subject to expense reimbursement plan.................    24,411
     Receivable from Investment Adviser for expenses
      assumed by Investment Adviser.........................       589
                                                              --------
          Total assets......................................  $225,000
LIABILITIES:
     Initial offering expenses accrued......................  $100,000
     Accrued expenses.......................................    25,000
                                                              --------
     Total liabilities......................................  $125,000
                                                              --------
Net assets applicable to 6,666.67 common shares of
  beneficial interest issued and outstanding................  $100,000
                                                              --------
NET ASSET VALUE AND OFFERING PRICE PER SHARE................  $  15.00
                                                              --------

                          NOTE TO FINANCIAL STATEMENT

     Eaton Vance California Municipal Income Trust was formed under an Agreement and Declaration of Trust dated December 10, 1998 and has been inactive since that date except for matters relating to its organization and registration as an investment company under the Investment Company Act of 1940 and the sale of 6,666.67 shares of its beneficial interest to Eaton Vance Management, the Fund's administrator. The initial offering expenses, including federal and state registration and qualification fees, will be deducted from net proceeds, and will not exceed $0.03 per share, as Eaton Vance Management or an affiliate will pay any such expenses in excess of $0.03 per share. The initial offering expenses reflected above assume the initial sale of 3,333,333.33 shares.

                 EATON VANCE CALIFORNIA MUNICIPAL INCOME TRUST

                            STATEMENT OF OPERATIONS

                  FOR THE PERIOD FROM THE DATE OF ORGANIZATION
                     DECEMBER 10, 1998 TO JANUARY 21, 1999


INCOME:.....................................................  $      0
                                                              --------
EXPENSES:
  Organization expenses.....................................  $ 25,000
                                                              --------
          Total Expenses....................................  $ 25,000
                                                              --------
Less:
  Preliminary reduction of expenses subject to expense
     reimbursement plan.....................................  $(24,411)
  Assumption of expenses by Investment Adviser..............  $   (589)
                                                              --------
Net Expenses................................................  $      0
                                                              --------
Net Income..................................................  $      0
                                                              --------

                          NOTE OF FINANCIAL STATEMENT

     Eaton Vance Management, the Trust's administrator, has agreed to bear all ordinary and organizational expenses of the Trust that exceed 5% of average weekly net assets (taking into account the deduction of any preferred shares and related expenses) for the Trust's first fiscal year. In return for this arrangement, the Trust may reimburse Eaton Vance over the first year of operations for organizational expenses of the Trust initially borne by the administrator. In addition, for the period from the date of organization, December 10, 1998, to January 21, 1999, Eaton Vance has agreed to voluntarily assume any expenses not covered by the expense reimbursement plan.

                          INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholder of
Eaton Vance California Municipal Income Trust:

     We have audited the accompanying statement of assets and liabilities of Eaton Vance California Municipal Income Trust (the "Fund") as of January 21, 1999 and the related statement of operations for the period from the date of organization December 10, 1998, to January 21, 1999. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, such financial statements referred to above presents fairly, in all material respects, the financial position of Eaton Vance California Municipal Income Trust as of January 21, 1999, and the results of its operations for the stated period, in conformity with generally accepted accounting principles.



                                          Deloitte & Touche LLP



Boston, Massachusetts
January 22, 1999

                                   APPENDIX A

                       DESCRIPTION OF SECURITIES RATINGS*
                        MOODY'S INVESTORS SERVICE, INC.

MUNICIPAL BONDS

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than the Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


---------------
* The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Trust's fiscal year end.

     Absence of Rating -- Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

     Should no rating be assigned, the reason may be one of the following:

          1.  An application for rating was not received or accepted.

          2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

          3. There is a lack of essential data pertaining to the issue or issuer.

          4. The issue was privately placed, in which case the rating is not published in Moody's publications.

     Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

     NOTE: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its municipal bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

MUNICIPAL SHORT-TERM OBLIGATIONS

     Ratings -- Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or (MIG). Such rating recognizes the differences between short term credit risk and long term risk. Factors effecting the liquidity of the borrower and short term cyclical elements are critical in short term ratings, while other factors of major importance in bond risk, long term secular trends for example, may be less important over the short run.

     A short term rating may also be assigned on an issue having a demand feature, variable rate demand obligation (VRDO). Such ratings will be designated as VMIG1, SG or if the demand feature is not rated, NR. A short term rating on issues with demand features are differentiated by the use of the VMIG1 symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

STANDARD & POOR'S RATINGS GROUP

INVESTMENT GRADE

     AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

     Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

     BB -- Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

     B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

     CCC -- Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

     CC -- The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

     C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     C1 -- The Rating C1 is reserved for income bonds on which no interest is being paid.

     D -- Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-) -- The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     p -- The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

     L -- The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Deposit Insurance Corp. and interest is adequately collateralized. In the case of certificates of deposit, the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

     NR -- NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

MUNICIPAL NOTES

     S&P note ratings reflect the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

        -- Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

        -- Sources of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

     Note rating symbols are as follows:

        SP-1 -- Strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics will be given a plus(+) designation.

        SP-2 -- Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

        SP-3 -- Speculative capacity to pay principal and interest.

FITCH IBCA

INVESTMENT GRADE BOND RATINGS

     AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA'. Because bonds rated in the "AAA' and "AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+'.

     A -- Bonds considered to be investment grade and of high credit quality. The obligors ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

HIGH YIELD BOND RATINGS

     BB -- Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its debt service requirements.

     B -- Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

     CCC -- Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

     CC -- Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

     C -- Bonds are in imminent default in payment of interest or principal.

     DDD, DD, and D -- Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

     Plus (+) or Minus (-) -- The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

     NR -- Indicates that Fitch does not rate the specific issue.

     Conditional -- A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

INVESTMENT GRADE SHORT-TERM RATINGS

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     F-1+ -- Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 -- Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

     F-2 -- Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

     F-3 -- Fair Credit Quality Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse change could cause these securities to be rated below investment grade.

* * * * * * * *

     Notes -- Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. The Trust is dependent on the Investment Adviser's judgment, analysis and experience in the evaluation of such bonds.

     Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

                                   APPENDIX B

                           TAX EQUIVALENT YIELD TABLE

     The table below gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax-exempt bonds yielding from 4.75% to 5.50% under the regular 1999 federal income tax law and 1998 California state personal income taxes.



            (TAXABLE INCOME*)               COMBINED                 TAX EXEMPT YIELD OF:
-----------------------------------------  FEDERAL AND      4.75%       5.00%       5.25%       5.50%
                                            CA STATE     ---------------------------------------------
   SINGLE RETURN         JOINT RETURN      TAX BRACKET    IS EQUIVALENT TO A FULLY TAXABLE YIELD OF:
--------------------  -------------------  -----------   ---------------------------------------------
      Up to $ 25,750       Up to $ 43,050     20.10%        5.94%       6.26%       6.57%       6.88%
 $ 25,751 - $ 62,450  $ 43,051 - $104,050     34.70         7.27        7.66        8.04        8.42
 $ 62,451 - $130,250  $104,051 - $158,550     37.42         7.59        7.99        8.39        8.79
 $130,251 - $283,150  $158,551 - $283,150     41.95         8.18        8.61        9.04        9.47
       Over $283,150        Over $283,150     45.22         8.67        9.13        9.58       10.04

---------------

* Net amount subject to federal and California personal income tax after deductions and exemptions.

     The above indicated federal income tax brackets do not take into account the effect of a reduction in the deductibility of itemized deductions for individual taxpayers with adjusted gross income in excess of $126,600. The tax brackets also do not show the effects of phaseout of personal exemptions for single filers with adjusted gross income in excess of $126,600 and joint filers with adjusted gross income in excess of $189,950. The effective tax brackets and equivalent taxable yields of those taxpayers will be higher than those indicated above.

     The combined federal and California tax brackets are calculated using the highest California tax rate applicable within each bracket. Taxpayers with taxable income within such brackets may have lower combined tax brackets and taxable equivalent yields than indicated above. The combined tax brackets assume that California taxes are itemized deductions for federal income tax purposes. Investors who do not itemize deductions on their federal income tax return will have a higher combined bracket and higher taxable equivalent yield than those indicated above. The applicable federal tax rates within the brackets are 15%, 28%, 31%, 36% and 39.6%, over the same ranges of income.

     Yields shown are for illustration purposes only and are not meant to represent the Trust's actual yield. No assurance can be given that the Trust will achieve any specific tax-exempt yield. While it is expected that the Trust will invest principally in obligations the interest from which is exempt from the regular federal income tax and California state personal income taxes, other income received by the Trust may be taxable. It should also be noted that the interest earned on certain "private activity bonds", while exempt from the regular federal income tax, is treated as a tax preference item which could subject the recipient to the AMT. The illustrations assume that the AMT is not applicable and do not take into account any tax credits that may be available.

     The information set forth above is as of the date of this Statement of Additional Information. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax-equivalent yields set forth above. Investors should consult their tax adviser for additional information.

                                   APPENDIX C

                   CALIFORNIA AND U.S. TERRITORY INFORMATION


     The following is a summary of certain selected information relating to the economy and finances of the state of California and the U.S. territories listed below. It is not a discussion of any specific factors that may affect any particular issuers of municipal securities. The information is not intended to be comprehensive and does not include all of the economic and financial information, such as certain information pertaining to budgets, receipts and disbursements, about California or such U.S. Territories that would ordinarily be included in various public documents issued thereby, such as an official statement prepared in connection with the issuance of general obligation bonds of California or such U.S. Territories. Such an official statement, together with any updates or supplements thereto, generally may be obtained upon request to the budget or equivalent office of California or such U.S. Territories. The information is derived from selected public documents of the type described above and has not been independently verified by the Trust.


CALIFORNIA

     The state's budgetary fortunes are subject to unforeseeable events. In December, 1994, for example, Orange county, California and its Investment Pool filed for bankruptcy. A plan of adjustment has been approved by the court and became effective under which all non-municipal creditors are to be paid in full. However, the ultimate financial impact on the County and the state cannot be predicted with any certainty. In addition, constant fluctuations in other factors affecting the state -- including health and welfare caseloads, property tax receipts, federal funding and extraordinary expenditures related to natural disasters -- will undoubtedly create new budget challenges.

     Furthermore, certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could produce adverse effects on the California economy. Among these are measures that have established tax, spending or appropriations limits and prohibited the imposition of certain new taxes, authorized the transfers of tax liabilities and reallocations of tax receipts among governmental entities and provided for minimum levels of funding.

     Finally, certain bonds in the Trust may be subject to provisions of California law that could adversely affect payments on those bonds or limit the remedies available to bondholders. Among these are bonds of health care institutions which are subject to the strict rules and limits regarding reimbursement payments of California's Medi-Cal Program for health care services to welfare beneficiaries, and bonds secured by liens on real property.

     Proposition 13. Certain of the Debt Obligations may be obligations of issuers who rely in whole or in part on ad valorem real property taxes as a source of revenue. On June 6, 1978, California votes approved an amendment to the California Constitution known as Proposition 13, which added Article XIIIA to the California Constitution. The effect of Article XIIIA was to limit ad valorem taxes on real property and to restrict the ability of taxing entities to increase real property tax revenues.

     Section 1 of Article XIIIA, as amended, limits the maximum ad valorem tax on real property to 1% of full cash value to be collected by the counties and apportioned according to law. The 1% limitation does not apply to ad valorem taxes or special assessments to pay the interest and redemption charges on any bonded indebtedness for the acquisition or improvement of real property approved by two-thirds of the votes cast by the voters voting on the proposition. Section 2 of Article XIIIA defines "full cash value" to mean "the County Assessor's valuation of real property as shown on the 1975/76 tax bill under "full cash value" or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment." The full cash value may be adjusted annually to reflect inflation at a rate not to exceed 2% per year, or reduction in the consumer price index or comparable local data, or reduced in the event of declining property value caused by damage, destruction or other factors.

     Legislation enacted by the California Legislature to implement Article XIIIA provides that notwithstanding any other law, local agencies may not levy any ad valorem property tax except to pay debt service on indebtedness approved by the voters prior to July 1, 1978, and that each county will levy the maximum tax permitted by Article XIIIA.

     Proposition 9. On November 6, 1979, an initiative known as "Proposition 9" or the "Gann Initiative" was approved by the California voters, which added
Article XIII B to the California Constitution. Under Article XIII B, State and local governmental entities have an annual "appropriations limit" and are not allowed to spend certain moneys called "appropriations subject to limitation" in an amount higher than the "appropriations limit." Article XIII B does not affect the appropriation of moneys which are excluded from the definition of "appropriations subject to limitation," including debt service on indebtedness existing or authorized as of January 1, 1979, or bonded indebtedness subsequently approved by the voters. In general terms, the "appropriations limit" is required to be based on certain 1978/79 expenditures, and is to be adjusted annually to reflect changes in consumer prices, population, and certain services provided by these entities. Article XIII B also provides that if these entities' revenues in any year exceed the amounts permitted to be spent, the excess is to be returned by revising tax rates or fee schedules over the subsequent two years.

     Proposition 98. On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (modified by Proposition 111 as discussed below), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment ("Test 2"), or
(c) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth.

     Proposition 98 permits the Legislature -- by two-thirds vote of both houses, with the Governor's concurrence -- to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-14 schools.

     Proposition 111. On June 30, 1989, the California Legislature enacted Senate Constitutional Amendment 1, a proposed modification of the California Constitution to alter the spending limit and the education funding provisions of Proposition 98. Senate Constitutional Amendment 1 -- on the June 5, 1990 ballot as Proposition 111 -- was approved by the voters and took effect on July 1, 1990. Among a number of important provisions, Proposition 111 recalculated spending limits for the State and for local governments, allowed greater annual increases in the limits, allowed the averaging of two years' tax revenues before requiring action regarding excess tax revenues, reduced the amount of the funding guarantee in recession years for school districts and community college districts (but with a floor of 40.9 percent of State general fund tax revenues), removed the provision of Proposition 98 which included excess moneys transferred to school districts and community college districts in the base calculation for the next year, limited the amount of State tax revenue over the limit which would be transferred to school districts and community college districts, and exempted increased gasoline taxes and truck weight fees from the State appropriations limit. Additionally, Proposition 111 exempted from the state appropriations limit funding for capital outlays.

     Proposition 62. On November 4, 1986, California voters approved an initiative statute known as proposition 62. This initiative provided the following:

          1. Requires that any tax for general governmental purposes imposed by local governments be approved by resolution or ordinance adopted by a two-thirds vote of the governmental entity's legislative body an by a majority vote of the electorate of the governmental entity;

          2. Requires that any special tax (defined as taxes levied for other than general governmental purposes) imposed by a local governmental entity be approved by a two-thirds vote of the voters within that jurisdiction;

          3. Restricts the use of revenues from a special tax to the purposes or for the service for which the special tax was imposed;

          4. Prohibits the imposition of ad valorem taxes on real property by local governmental entities except as permitted by Article XIIIA;

          5. Prohibits the imposition of transaction taxes and sales taxes on the sale of real property by local governments;

          6. Requires that any tax imposed by a local government on or after August 1, 1985 be ratified by a majority vote of the electorate within two years of the adoption of the initiative;

          7. Requires that, in the event a local government fails to comply with the provisions of this measure, a reduction in the amount of property tax revenue allocated to such local government occurs in an amount equal to the revenues received by such entity attributable to the tax levied in violation of the initiative; and

          8. Permits these provisions to be amended exclusively by the voters of the State of California.

     In September 1988, the California Court of Appeal in City of Westminster v. County of Orange, 204 Cal. App. 3d 623, 215 Cal. Rptr. 511 (Cal. Ct. App. 1988), held that Proposition 62 is unconstitutional to the extent that it requires a general tax by a general law city, enacted on or after August 1, 1985 and prior to the effective date of Proposition 62, to be subject to approval by a majority of voters. The Court held that the California Constitution prohibits the imposition of a requirement that local tax measures be submitted to the electorate by either referendum or initiative. It is impossible to predict the impact of this decision on charter cities, on special taxes or on new taxes imposed after the effective date of Proposition 62. The California Court of Appeal in City of Woodlake v. Logan, (1991) 230 Cal. App. 3d 1058, subsequently held that Proposition 62's popular vote requirements for future local taxes also provided for an unconstitutional referenda. The California Supreme Court declined to review both the City of Westminster and the City of Woodlake decisions.

     In Santa Clara Local Transportation Authority v. Guardino, (Sept. 28, 1995) 11 Cal. 4th 220, reh'g denied, modified (Dec. 14, 1995) 12 Cal. 4th 344e, the California Supreme Court upheld the constitutionality of Proposition 62's popular vote requirements for future taxes, and specifically disapproved of the City of Woodlake decision as erroneous. The Court did not determine the correctness of the City of Westminster decision, because that case appeared distinguishable, was not relied on by the parties in Guardino, and involved taxes not likely to still be at issue. It is impossible to predict the impact of the Supreme Court's decision on charter cities or on taxes imposed in reliance on the City of Woodlake case.

     In McBrearty v. City of Brawley, 59 Cal. App. 4th 1441, 69 Cal. Rptr. 2d 862 (Cal. Ct. App. 1997), the Court of Appeal held that the city of Brawley must either hold an election or cease collection of utility taxes that were not submitted to a vote. In 1991, the city of Brawley adopted an ordinance imposing a utility tax on its residents and began collecting the tax without first seeking voter approval. In 1996, the taxpayer petitioned for writ of mandate contending that Proposition 62 required the city to submit its utility tax on residents to vote of local electorate. The trial court issued a writ of mandamus and the city appealed.

     First, the Court of Appeal held that the taxpayer's cause of action accrued for statute of limitation purposes at the time of the Guardino decision rather than at the time when the city adopted the tax ordinance which was July 1991. Second, the Court held that the voter approval requirement in Proposition 62 was not an invalid mechanism under the state constitution for the involvement of the electorate in the legislative process. Third, the Court rejected the city's argument that Guardino should only be applied on a prospective basis. Finally, the Court held Proposition 218 (see discussion below) did not impliedly protect any local general taxes imposed prior January 1, 1995 against challenge.

     Assembly Bill 1365 (Mazzoni), introduced February 28, 1997, which would have made the Guardino decision inapplicable to any tax first imposed or increased by an ordinance or resolution adopted before December 14, 1995 was vetoed by the Governor on October 11, 1997. The California State Senate had passed the Bill on May 16, 1996 and the California State Assembly had passed the bill on Sept. 11, 1997. It is not clear whether the Bill, if enacted, would have been constitutional as a non-voted amendment to Proposition 62 or as a non-voted change to Proposition 62's operative date.

     Proposition 218. On November 5, 1996, the voters of the state approved Proposition 218, a constitutional initiative, entitled the "Right to Vote on Taxes Act" ("Proposition 218"). Proposition 218 adds Articles XIII C and XIII D to the California Constitution and contains a number of interrelated provisions affecting the ability of local governments to levy and collect both existing and future taxes, assessments, fees and charges. Proposition 218 became effective on November 6, 1996. The Sponsors are unable to predict whether and to what extent Proposition 218 may be held to be constitutional or how its terms will be interpreted and applied by the courts. However, if upheld, Proposition 218 could substantially restrict certain local governments' ability to raise future revenues and could subject certain existing sources of revenue to reduction or repeal, and increase local government costs to hold elections, calculate fees and assessments, notify the public and defend local government fees and assessments in court.

     Article XIII C of Proposition 218 requires majority voter approval for the imposition, extension or increase of general taxes and two-thirds voter approval for the imposition, extension or increase of special taxes, including special taxes deposited into a local government's general fund. Proposition 218 also provides that any general tax imposed, extended or increased without voter approval by any local government on or after January 1, 1995 and prior to November 6, 1996 shall continue to be imposed only if approved by a majority vote in an election held within two years of November 6, 1996.

     Article XIII C of Proposition 218 also expressly extends the initiative power to give voters the power to reduce or repeal local taxes, assessments, fees and charges, regardless of the date such taxes, assessments, fees or charges were imposed. This extension of the initiative power to some extent constitutionalizes the March 6, 1996 State Supreme Court decision in Rossi v. Brown, which upheld an initiative that repealed a local tax and held that the State constitution does not preclude the repeal, including the prospective repeal, of a tax ordinance by an initiative, as contrasted with the State constitutional prohibition on referendum powers regarding statutes and ordinances which impose a tax. Generally, the initiative process enables California voters to enact legislation upon obtaining requisite voter approval at a general election. Proposition 218 extends the authority stated in Rossi v. Brown by expanding the initiative power to include reducing or repealing assessments, fees and charges, which had previously been considered administrative rather than legislative matters and therefore beyond the initiative power.

     The initiative power granted under Article XIII C of Proposition 218, by its terms, applies to all local taxes, assessments, fees and charges and is not limited to local taxes, assessments, fees and charges that are property related.

     Article XIII D of Proposition 218 adds several new requirements making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. "Assessment" is defined to mean any levy or charge upon real property for a special benefit conferred upon the real property.

     Article XIII D of Proposition 218 also adds several provisions affecting "fees" and "charges" which are defined as "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a local government upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and, after June 30, 1997, existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which (i) generate revenues exceeding the funds required to provide the property related service, (ii) are used for any purpose other than those for which the fees and charges are imposed, (iii) are for a service not actually used by, or immediately available to, the owner of the property in question, or (iv) are used for general governmental services, including police, fire or library services, where the service is available to the public at large in substantially the same manner as it is to property owners. Further, before any property related fee or charge may be imposed or increased, written notice must be given to the record owner of each parcel of land affected by such fee or charges. The local government must then hold a hearing upon the proposed imposition or increase of such property based fee, and if written protests against the proposal are presented by a majority of the owners of the identified parcels, the local government may not impose or increase the fee or charge. Moreover, except for fees or charges for sewer, water and refuse collection services, no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

     Proposition 87. On November 8, 1988, California voters approved Proposition 87. Proposition 87 amended Article XVI, Section 16, of the California Constitution by authorizing the California Legislature to prohibit redevelopment agencies from receiving any of the property tax revenue raised by increased property tax rates levied to repay bonded indebtedness of local governments which is approved by voters on or after January 1, 1989.

PUERTO RICO, THE U.S. VIRGIN ISLANDS AND GUAM

     Puerto Rico. Puerto Rico has a diversified economy dominated by the manufacturing and service sectors. The North American Free Trade Agreement ("NAFTA"), which became effective January 1, 1994, has led to loss of lower wage jobs such as textiles, but economic growth in other areas, particularly the high technology area has compensated for that loss.

     The Commonwealth of Puerto Rico differs from the states in its relationship with the federal government. Most federal taxes, except those such as social security taxes that are imposed by mutual consent, are not levied in Puerto Rico. However, in conjunction with the 1993 U.S. budget plan, Section 936 of the Code was amended and provided for two alternative limitations to the Section 936 credit. The first option limited the credit against such income to 40% of the credit allowable under then current law, with a five year phase-in period starting at 60% of the allowable credit. The second option was a wage and depreciation based credit. Additional amendments to Section 936 in 1996 imposed caps on these credits, beginning in 1998 for the first option and beginning in 2002 for the second option. More importantly, the 1996 amendments eliminated both options for taxable years beginning in 2006. The eventual elimination of tax benefits to those U.S. companies with operations in Puerto Rico may lead to slower growth in the future. There can be no assurance that this will not lead to a weakened economy, a lower rating on Puerto Rico's debt or lower prices for Puerto Rican bonds that may be held by the Portfolio in the long-term.

     Puerto Ricans have periodically considered conversion to statehood and such a vote is likely again in the future. The statehood proposal was again defeated in December, 1998.

     The U.S. Virgin Islands. The United States Virgin Islands (USVI) is heavily reliant on the tourism industry, with roughly 43% of non-agricultural employment in tourist-related trade and services. The tourism industry is economically sensitive and would likely be adversely affected by a recession in either the United States or Europe.

     An important component of the USVI revenue base is the federal excise tax on rum exports. Tax revenues rebated by the federal government to the USVI provide the primary security of many outstanding USVI bonds. Since more than 90% of the rum distilled in the USVI is distilled at one plant, any interruption in its operations (as occurred after Hurricane Hugo in 1989) would adversely affect these revenues. Consequently, there can be no assurance that rum exports to the United States and the rebate of tax revenues to the USVI will continue at their present levels. The preferential tariff treatment the USVI rum industry currently enjoys could be reduced under NAFTA. Increased competition from Mexican rum producers could reduce USVI rum imported to the U.S., decreasing excise tax revenues generated. The USVI is periodically hit by hurricanes. Several hurricanes have caused extensive damage, which has had a negative impact on revenue collections. There is currently no rated, unenhanced Virgin Islands debt outstanding (although there is unrated debt outstanding).

     Guam. The U.S. military is a key component of Guam's economy. The federal government directly comprises more than 10% of the employment base, with a substantial component of the service sector to support these personnel. The Naval Air Station, one of several U.S. military facilities on the island, has been slated for closure by the Defense Base Closure and Realignment Committee; however, the administration plans to use these facilities to expand the Island's commercial airport. Guam is also heavily reliant on tourists, particularly the Japanese. Guam's general obligation debt is rated BBB by S&P with a negative outlook.

                      EATON VANCE CALIFORNIA INCOME TRUST

                      STATEMENT OF ADDITIONAL INFORMATION
                                JANUARY 26, 1999

--------------------------------------------------------------------------------

INVESTMENT ADVISER AND ADMINISTRATOR
Eaton Vance Management
24 Federal Street
Boston, MA 02110


CUSTODIAN
Investors Bank & Trust Company
200 Clarendon Street
Boston, MA 02116


TRANSFER AGENT
First Data Investor Services Group
P.O. Box 5123
Westborough, MA 01581-5123
(800) 262-1122


INDEPENDENT ACCOUNTANTS
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110


                                                                     CE-CAMITSAI

                  EATON VANCE CALIFORNIA MUNICIPAL INCOME TRUST

                                     PART C

                                OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

     (1)  FINANCIAL STATEMENTS:

         INCLUDED IN PART A:   Not Applicable

         INCLUDED IN PART B:


                  Statement of Assets and Liabilities as of January 21, 1999

                  Statement of Operations for the period from the date of organization, December 10, 1998, to January 21, 1999

                  Independent Auditors' Report


     (2) EXHIBITS:


         (a) Agreement and Declaration of Trust dated December 10, 1998 is incorporated herein by reference to the Registrant's initial Registration Statement on Form N-2 (File Nos. 333-68721 and 811-09157) as to the Registrant's common shares of beneficial interest ("Common Shares") filed with the Securities and Exchange Commission (the "Commission") on December 11, 1998 ("Initial Common Shares Registration Statement").

         (b) By-Laws are incorporated herein by reference to the Trust's Initial Common Shares Registration Statement.

         (c)  Not applicable.

         (d) Specimen Certificate representing the Registrant's Common Shares filed herewith.

         (e)  Dividend Reinvestment Plan filed herewith.

         (f)  Not applicable.

         (g) Investment Advisory Agreement dated December 21, 1998 filed herewith.

         (h) (1) Form of Underwriting Agreement as to the offering of the Registrant's Common Shares dated as of January __, 1999 filed herewith.

              (2) Master Agreement Among Underwriters as to the offering of the
                  Registrant's Common Shares filed herewith.

              (3) Master Selected Dealers as to the offering of the Registrant's
                  Common Shares filed herewith.

         (i) The Commission has granted the Registrant an exemptive order that permits the Registrant to enter into deferred compensation arrangements with its independent Trustees. See In the Matter of Capital Exchange Fund, Inc., Release No. IC-20671 (November 1,
              1994).

         (j) Custodian Agreement dated December 21, 1998 filed herewith.

         (k) (1) Transfer Agency and Services Agreement dated as of December 21, 1998 filed herewith.

              (2) Administration Agreement dated December 21, 1998 filed herewith.

              (3) Form of Shareholder Servicing Agreement dated as of January
                  29, 1999 filed herewith.

         (l) Opinion and consent of Kirkpatrick & Lockhart LLP as to Registrant's Common Shares filed herewith.

         (m)  Not applicable.

         (n) Consent of Independent Auditors dated January 22, 1999 filed herewith.

         (o)  Not applicable.

         (p) Letter Agreement with Eaton Vance Management dated January 21, 1999 filed herewith.

         (q)  Not applicable.

         (r)  Financial Data Schedule filed herewith.

         (s)  (1) Power of Attorney dated December 21, 1998 filed herewith.

              (2) Power of Attorney dated January 15, 1999 filed herewith.


ITEM 25.  MARKETING ARRANGEMENTS

           See the Underwriting Agreement filed as Exhibit (h)(1).

ITEM 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

         The following table sets forth the approximate expenses incurred in connection with the offerings of Registrant (some of which will be borne by the Investment Adviser):


           Registration fees............................................................         $   31,275
           Amex. Listing Fee............................................................         $   17,742
           National Association of Securities Dealers, Inc. Fees........................         $   11,750
           Printing (other than stock certificates).....................................         $  120,000
           Engraving and printing stock certificates....................................         $   19,000
           Accounting fees and expenses.................................................         $    5,000
           Legal fees and expenses......................................................         $   25,000
                                                                                                 ----------
             Total......................................................................         $  229,767
                                                                                                 ==========



ITEM 27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

           None.

ITEM 28.  NUMBER OF HOLDERS OF SECURITIES


                 (1)                                              (2)
           TITLE OF CLASS                              NUMBER OF RECORD HOLDERS

Common Shares of beneficial interest,                              1

      par value $.01 per share                                   as of
                                                           January 25, 1999


ITEM 29.  INDEMNIFICATION


      The Registrant's By-Laws incorporated herein and the Underwriting Agreement filed herewith contain provisions limiting the liability, and providing for indemnification, of the Trustees and officers under certain circumstances.


      Registrant's Trustees and officers are insured under a standard investment company errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their capacities as such.

       Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant and the Adviser and any underwriter to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person or the Registrant and the Underwriters in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person or the Underwriter in connection with the Common Shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

      Reference is made to: (i) the information set forth under the caption "Investment Advisory and Other Services" in the Statement of Additional Information; (ii) the Eaton Vance Corp. 10-K filed under the Securities Exchange Act of 1934 (File No. 1-8100); and (iii) the Form ADV of Eaton Vance Management (File No. 801-15930) filed with the Commission, all of which are incorporated herein by reference.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

      All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the possession and custody of the Registrant's custodian, Investors Bank & Trust Company, 200 Clarendon Street, Boston, MA 02116, and its transfer agent, First Data Investor Services Group, 4400 Computer Drive, Westborough, MA 01581-5120, with the exception of certain corporate documents and portfolio trading documents which are in the possession and custody of Eaton Vance Management, 24 Federal Street, Boston, MA 02110. Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisers are in the custody and possession of Eaton Vance Management.

ITEM 32.  MANAGEMENT SERVICES

      None.

ITEM 33.  UNDERTAKINGS

      (1) Registrant undertakes to suspend offering of its Common Shares until it amends its prospectus if (a) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement, or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

      (2)  Not applicable

      (3)  Not applicable

      (4)  Not applicable

      (5) (a) For purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act of 1933, shall be deemed to be part of this Registration Statement as of the time it was declared effective.

           (b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be initial bona fide offering thereof.

      (6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, its Statement of Additional Information.

                                     NOTICE

A copy of the Agreement and Declaration of Trust of Eaton Vance California Municipal Income Trust is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually, but are binding only upon the assets and property of the Registrant.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and Commonwealth of Massachusetts, on the 25th day of January, 1999.


                        EATON VANCE CALIFORNIA MUNICIPAL

                                               INCOME TRUST

                                           By:  Thomas J. Fetter*

                                                Thomas J. Fetter, President

      Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


              SIGNATURE                                        TITLE                               DATE
                                                     President (Chief Executive
Thomas J. Fetter*                                    Officer)                                January 25, 1999
------------------------------------
Thomas J. Fetter

                                                     Treasurer (Principal
James L. O'Connor*                                   Financial and Accounting                January 25, 1999
------------------------------------
James L. O'Connor                                    Officer)

Jessica M. Bibliowicz*                               Trustee                                 January 25, 1999
------------------------------------
Jessica M. Bibliowicz

Donald R. Dwight*                                    Trustee                                 January 25, 1999
------------------------------------
Donald R. Dwight

James B. Hawkes*                                     Trustee                                 January 25, 1999
------------------------------------
James B. Hawkes

Samuel L. Hayes, III*                                Trustee                                 January 25, 1999
------------------------------------
Samuel L. Hayes, III

Norton H. Reamer*                                    Trustee                                 January 25, 1999
------------------------------------
Norton H. Reamer

Lynn A. Stout*                                       Trustee                                 January 25, 1999
------------------------------------
Lynn A. Stout

Jack L. Treynor*                                     Trustee                                 January 25, 1999
------------------------------------
Jack L. Treynor

*By:  /s/ Alan R. Dynner
      ------------------------------------
      Alan R. Dynner (As attorney-in-fact)

                                  EXHIBIT INDEX

EXHIBITS               DESCRIPTION


(d) Specimen Certificate representing Registrant's Common Shares filed herewith.

(e)      Dividend Reinvestment Plan filed herewith.

(g)      Investment Advisory Agreement dated December 21, 1998 filed herewith.

(h)(1) Form of Underwriting Agreement as to the offering of the Registrant's Common Shares dated as of January __, 1999 filed herewith.

(h)(2) Master Agreement Among Underwriters as to the offering of the Registrant's Common Shares filed herewith.

(h)(3) Master Selected Dealers as to the offering of the Registrant's Common Shares filed herewith.

(j)      Custodian Agreement dated December 21, 1998 filed herewith.

(k)(1) Transfer Agency and Services Agreement dated as of December 21, 1998 filed herewith.

(k)(2)   Administration Agreement dated December 21, 1998 filed herewith.

(k)(3) Form of Shareholder Servicing Agreement dated as of January 29, 1999 filed herewith.

(l) Opinion and consent of Kirkpatrick & Lockhart LLP as to the Registrant's Common Shares filed herewith.

(n)      Consent of Independent Auditors dated January 22, 1999 filed herewith.

(p) Letter Agreement with Eaton Vance Management dated January 21, 1999 filed herewith.

(r)      Financial Data Schedule filed herewith.

(s)(1)   Power of Attorney dated December 21, 1998 filed herewith.

(s)(2)   Power of Attorney dated January 15, 1999 filed herewith.